Prospectus dated May 12, 2000

                       AIM/CIGNA Heritage Variable Annuity

                                    Issued by

                   Connecticut General Life Insurance Company

                                     Through

                      CG Variable Annuity Separate Account

Mailing Address:                          For New York Customers Only

                                          Mailing Address:
Customer Service Center

P.O. Box 94039                            Customer Service Center
Palatine, IL 60094-4039                   P.O. Box 94038
Telephone: 800-776-6978                   Palatine, IL 60094-4038
Fax: 847-402-9543                         Telephone: 800-692-4682
                                          Fax: 847-402-4361

This Prospectus describes the AIM/CIGNA Heritage Variable Annuity, an individual and group flexible payment deferred variable annuity contract (the "Contract"). We are no longer offering the Contract for new sales. If you already own a Contract, you may continue to make additional premium payments.

This Prospectus contains important information about the Contract and the Variable Account that you should know before investing.

If you would like more information about the AIM/CIGNA Heritage Variable Annuity, you can obtain a free copy of the Statement of Additional Information ("SAI") dated May 12, 2000. Please call, or write to us, at the numbers shown above.

The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. The table of contents of the SAI is included at the end of this Prospectus.

Please note that the Contract and the Portfolios:

  . Are not bank deposits
  . Are not federally insured
  . Are not endorsed by any bank or  government  agency
  . Are not  guaranteed to achieve their  investment  goals
  . Involve risks,  including  possible loss of  premiums.

This prospectus must be accompanied by the current prospectus of AIM Variable Insurance Funds. You should read it before you invest and retain it for future reference. All Portfolios may not be available. Please call your Financial Advisor or the Customer Service Center to check availability.

You may direct your premium payments, as well as any money accumulated in your Contract, into the variable sub-accounts of the CG Variable Annuity Separate Account (the "Variable Account") and/or the fixed account with guaranteed interest periods.

The Variable Account is divided into variable sub-accounts. Each variable sub-account invests exclusively in one Portfolio of the AIM Variable Insurance Funds. You may choose to invest in any of the following 17 Portfolios:

  . AIM V.I. Aggressive Growth Fund     . AIM V.I. Global Utilities Fund
  . AIM V.I. Balanced Fund              . AIM V.I. Government Securities Fund
  . AIM V.I. Blue Chip Fund             . AIM V.I. Growth Fund
  . AIM V.I. Capital Appreciation Fund  . AIM V.I. Growth and Income Fund
  . AIM V.I. Capital Development Fund   . AIM V.I. High Yield Fund
  . AIM V.I. Dent Demographic Trends Fund
                                        . AIM V.I. International Equity Fund
  . AIM V.I. Diversified Income Fund    . AIM V.I. Money Market Fund
  . AIM V.I. Global Growth and Income Fund
                                        . AIM V.I. Telecommunications and
                                          Technology Fund
                                        . AIM V.I. Value Fund

Your investments in the variable sub-accounts are not guaranteed and will vary in value with the investment performance of the Portfolios you select. You bear the entire investment risk for all amounts you allocate to the Variable Account.

We will credit the money you direct to the fixed sub-accounts with a fixed rate of interest for the duration of the guaranteed period you choose. We set interest rates periodically and will not set them below 3% annually. The interest earned on your money as well as your principal is guaranteed as long as you keep it in the fixed sub-accounts until the end of the guaranteed period. Money that you withdraw or transfer before the end of the guaranteed period will be subject to a Market Value Adjustment. A Market Value Adjustment may increase or decrease your Contract's value.

The Contract offers you the right to receive monthly annuity payments beginning on the Annuity Date you select. You can receive annuity payments on a fixed or variable basis, or a combination of both.

The Securities and Exchange Commission has not approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            Page

                                                                           ----
Definitions...............................................................   5
Summary...................................................................   7
  Overview............................... ................................   7
  Premium Payments........................................................   7
  The Fixed Account.......................................................   7
  The Variable Account....................................................   8
  Transfers............................... ...............................   8
  Cash Withdrawals........................................................   8
  Free Partial Withdrawals................................................   8
  Annuity Payments........................................................   8
  Death Benefit...........................................................   9
  Additional Features.....................................................   9
  Expenses................................................................   9
  Owner Inquiries.........................................................  10
Expense Table.............................................................  11
The Company, the Fixed Account, the Variable Account and the Fund.........  14
  The Company.............................................................  14
  The Administrator.......................................................  14
  The Fixed Account.......................................................  14
  The Variable Account....................................................  15
  The Fund and the Portfolios.............................................  15
Premium Payments and Account Values During the Accumulation Period........  18
  Premium Payments........................................................  18
  Your Annuity Account....................................................  18
  Allocating Your Premium Payments........................................  18
  Fixed Accumulation Value................................................  18
  Guaranteed Periods......................................................  18
  Guaranteed Interest Rates...............................................  19
  Variable Accumulation Value.............................................  19
  Variable Accumulation Units.............................................  19
  Variable Accumulation Unit Value........................................  19
Optional Features.........................................................  20
  Dollar Cost Averaging...................................................  20
  Automatic Rebalancing...................................................  20
Transfer Privilege........................................................  22
  Transfers During the Accumulation Period................................  22
  Transfers During the Annuity Period.....................................  22
Access to Your Money......................................................  23
  Cash Withdrawals........................................................  23
  Minimum Value Requirement...............................................  23
  Section 403(b) Annuities................................................  24
Death Benefits............................................................  25
  Election and Effective Date of Election.................................  25
  Payment of Death Benefit................................................  25
  Spousal Continuation....................................................  25
  Amount of Death Benefit.................................................  26


                                                                            Page

                                                                            ----
Surrender of the Contracts.................................................  27
Annuity Provisions.........................................................  28
  Annuity Date.............................................................  28
  Election-Change of Annuity Option........................................  28
  Annuity Options..........................................................  28
  Fixed Annuity Payments...................................................  29
  Variable Annuity Payments................................................  29
Fixed Annuity Options......................................................  31
  Life Annuity Option......................................................  31
  Life Annuity with Certain Period Option..................................  31
  Cash Refund Life Annuity Option..........................................  31
  Annuity Certain Option...................................................  31
Variable Annuity Options...................................................  32
  Variable Life Annuity Option.............................................  32
  Variable Life Annuity with Certain Period Option.........................  32
  Variable Annuity Certain Option..........................................  32
  Additional Annuity Options...............................................  32
  Determination of Annuity Payments........................................  32
Expenses...................................................................  33
  Withdrawal Charges.......................................................  33
  Free Partial Withdrawal..................................................  34
  Annuity Account Fee......................................................  34
  Administrative Fee.......................................................  34
  Premium Taxes............................................................  34
  Charge for Mortality and Expense Risks...................................  35
  Market Value Adjustment..................................................  35
Other Contract Provisions..................................................  37
  Deferral of Payment......................................................  37
  Designation and Change of Beneficiary....................................  37
  Exercise of Contract Rights..............................................  37
  Transfer of Ownership....................................................  37
  Death of Owner...........................................................  38
  Voting Fund Shares.......................................................  38
  Adding, Deleting or Substituting Investments.............................  39
  Change in Operation of the Variable Account..............................  40
  Modifying the Contract...................................................  40
  Periodic Reports.........................................................  41
Federal Tax Matters........................................................  42
  Taxation of Non-Qualified Contracts......................................  42
  Taxation of Qualified Contracts..........................................  43
  Possible Tax Law Changes.................................................  44
Distribution of the Contracts..............................................  45
Historical Performance Data................................................  46
Condensed Financial Information............................................  48
Table of Contents for the Statement of Additional Information..............  51

DEFINITIONS

--------------------------------------------------------------------------------

The following special terms are used throughout this Prospectus:

Account Value: The total value in your Contract. It is equal to the value you have in the Variable Account plus your value in the fixed account.

Accumulation Period: The time from the date we issue the Contract until the earliest of: (i) the Annuity Date; (ii) the date on which we pay the death benefit; or (iii) the date on which you surrender or annuitize the Contract.

Annuitant: The person or persons you identify on whose life we will make the first annuity payment.

Annuity Account: An account we establish for you to which we credit all your premium payments, net investment gains and interest, and from which we deduct charges and investment losses.

Annuity Date: The date on which we begin to pay annuity payments to you.

Annuity Option: The method by which we make annuity payments to you.

Beneficiary: The person or entity having the right to receive the death benefit set forth in the Contract.

Business Day: Every day on which the New York Stock Exchange ("NYSE") is open for business. It is also called a "Valuation Date."

Certificate: (For Group Contract only) The document which confirms your coverage under the Contract.

Contract Years and Contract Anniversaries: 12-month periods we measure from the Date of Issue.

Date of Issue: The date on which the Contract became effective.

Due Proof of Death: Any proof of death we find satisfactory, for example, an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death.

Fixed Account: Allocation options under the Contract, other than the Variable Account, that provide a guarantee of principal and minimum interest. Fixed account assets are our general assets.

Fund: AIM Variable Insurance Funds.

Guaranteed Period Amount: That portion of your account value that you allocate to a specific guaranteed period with a specified expiration date. It includes any interest we credit to that amount.

Guaranteed Interest Rate: The interest rate we credit on a compound annual basis during a guaranteed period.

Guaranteed Period: The period for which we credit a guaranteed interest rate to any amounts which you allocate to a fixed sub-account. In most states, you may elect a period from one to ten years.

Index Rate: An index rate based on the Treasury Constant Maturity Series published by the Federal Reserve Board.

In writing: A written form that we find satisfactory and we receive at our Customer Service Center.

Market Value Adjustment: An amount we add to or subtract from certain transactions involving your interest in the fixed account. The amount of the adjustment reflects the impact of changing interest rates.

Non-Qualified Contract: A Contract used in connection with a retirement plan which does not receive favorable federal income tax treatment.

Owner, You, or Your: The persons entitled to the ownership rights stated in the Contract. The Certificate Owner under a group contract.

Payee: A person who receives payments under the Contract.

Portfolio: An underlying mutual fund in which a variable sub-account invests. Each Portfolio is a separate investment series of the Fund which is an investment company registered with the SEC.

Premium Payment: Any amount you pay to us as consideration for the benefits the Contract provides.

Qualified Contract: A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code ("Code").

Seven Year Anniversary: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter, for example, the 14th, 21st and 28th Contract Anniversaries.

Sub-Account: That portion of the fixed account associated with a specific guaranteed period and guaranteed interest rate and each portion of the Variable Account which invests in a specific Portfolio of the Fund.

Surrender: When you elect to end your Contract and receive your account value in a lump sum payment. Your account value will be reduced by any applicable withdrawal charges, contract fees, or premium taxes, and may be either increased or reduced by any market value adjustment that we apply.

Valuation Date: Every day on which the New York Stock Exchange ("NYSE") is open for business.

Valuation Period: The period of time over which we determine the change in the value of the variable sub-accounts in order to price Variable Accumulation Units and Annuity Units. Each Valuation Period begins at the close of normal trading on the NYSE (usually 4:00 p.m. Eastern time) on each Valuation Date and ends at the close of the NYSE on the next Valuation Date. A Valuation Period may be more than one day.

Variable Account: A separate account divided into variable sub-accounts. Each sub-account invests exclusively in shares of a specific Portfolio of the AIM Variable Insurance Funds. The assets in the Variable Account are owned by Connecticut General Life Insurance Company.

Variable Accumulation Unit: A unit of measure we use to calculate the value of the variable sub-accounts.

We, Us, Our or CG Life: Connecticut General Life Insurance Company. Our Home Office is located at 900 Cottage Grove Road, Bloomfield, CT.

The following terms used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract.

  Terms Used in This Prospectus           Corresponding Term Used in the
                                          Contract

    Account value                            Annuity Account Value
    Annuity option                           Income Payments
    Fixed sub-account                        Fixed Account Sub-Account
    Variable sub-account                     Variable Account Sub-Account

SUMMARY

--------------------------------------------------------------------------------

This summary provides only a brief overview of the more important features of the Contract. The Contract is more fully described in the rest of this Prospectus. Please read the entire Prospectus carefully.

OVERVIEW

We designed the AIM/CIGNA Heritage variable annuity contract as a way for you to invest on a tax-deferred basis in the sub-accounts of the Variable Account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term purposes. The Contract can be used in connection with retirement and tax-deferred plans, some of which may qualify as retirement programs under Sections 401, 403, 408, or 457 of the Code.

We are no longer offering the Contract for sale.

The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, your earnings accumulate on a tax-deferred basis and are generally taxed as income when you take them out of the Contract. The income phase occurs when you begin receiving regular annuity payments from your Contract on the Annuity Date. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will determine the dollar amount of any annuity payments you receive during the income phase.

PREMIUM PAYMENTS

Additional payments you direct into a guaranteed period of the fixed account must be at least $500. The minimum payment you can place in a variable sub-account is $100. We must approve any premium payment greater than $1,000,000.

THE FIXED ACCOUNT

You may direct your premium payments into any of the sub-accounts available in the fixed account. We set interest rates at our sole discretion and guarantee a minimum interest rate of three percent (3%) per year, compounded annually. There is no assurance that guaranteed interest rates will exceed 3% per year.

Each fixed sub-account guarantees interest at a specified rate for a particular period ranging from one to ten years. But you must keep your money in the sub-account for the length of the guaranteed period in order to receive the guaranteed interest rate. If you withdraw or transfer amounts from a fixed sub-account before the end of the guaranteed interest period, we will apply a Market Value Adjustment that could increase or decrease your contract value. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocated to the fixed account, regardless of any effects of the Market Value Adjustment. We do not apply a Market Value Adjustment to the death benefit or annuity payments.

THE VARIABLE ACCOUNT

The Variable Account is divided into sub-accounts. Each variable sub-account uses its assets to purchase, at net asset value, shares of a specific Portfolio of the AIM Variable Insurance Funds. You may invest in any of the following 17 Portfolios of the Fund through this Contract:

  . AIM V.I. Aggressive Growth Fund     . AIM V.I. Global Utilities Fund
  . AIM V.I. Balanced Fund              . AIM V.I. Government Securities Fund
  . AIM V.I. Blue Chip Fund             . AIM V.I. Growth Fund
  . AIM V.I. Capital Appreciation Fund  . AIM V.I. Growth and Income Fund
  . AIM V.I. Capital Development Fund   . AIM V.I. High Yield Fund
  . AIM V.I. Dent Demographic Trends Fund
                                        . AIM V.I. International Equity Fund
  . AIM V.I. Diversified Income Fund    . AIM V.I. Money Market Fund
  . AIM V.I. Global Growth and Income Fund
                                        . AIM V.I. Telecommunications and
                                          Technology Fund
                                        . AIM V.I. Value Fund

Depending on market conditions, you can earn or lose the money you invest in any of the Portfolios through the variable sub-accounts. We reserve the right to offer other investment choices in the future. All Portfolios may not be available in all states. Please call to determine whether a particular Portfolio is available.

TRANSFERS

You may transfer money among the fixed and variable sub-accounts before the Annuity Date. All transfers are subject to the following conditions:

  . transfers from any variable or fixed sub-account must be at least $100;

  . transfers to a fixed sub-account must be at least $500; and

  . if your account value remaining in a fixed sub-account is less than $500 or less than $50 in a variable sub-account, then the entire account value within the sub-account must be transferred.

In addition, we may restrict the number and dollar amount of transfers from a fixed sub-account. We will subject transfers from a fixed sub-account to a Market Value Adjustment, unless the transfer is made on the expiration date of the fixed sub-account. After the Annuity Date, we may permit transfers among the variable sub-accounts subject to certain conditions.

CASH WITHDRAWALS

At any time before the Annuity Date, you may take your money out of the Contract. Each cash withdrawal must be at least $50. Withdrawal charges, annuity account fees, premium taxes and a Market Value Adjustment may apply. After the Annuity Date, we do not permit withdrawals under most Annuity Options.

You may have to pay federal income taxes and a penalty tax on any withdrawals.

FREE PARTIAL WITHDRAWALS

Each Contract Year you may withdraw up to 15% of the total amount of the premium payments you have paid without paying a withdrawal charge.

ANNUITY PAYMENTS

The Contract allows you to receive income under one of 7 annuity payment options. You may choose from fixed payments options, variable payment options, or a combination of both. Annuity payments will begin on the first day of the month following the Annuity Date you selected and specified in the Contract application.

If you select a variable payment option, the dollar amount of the annuity payments you receive will go up or down depending on the investment results of the Portfolios in which you invest at that time. If you choose to have any portion of your annuity payments come from the fixed account, the payment amount will be fixed and guaranteed by us.

Annuity payments may be subject to federal income taxes.

DEATH BENEFIT

If an Owner dies before the Annuity Date, we will pay a death benefit to the surviving Owner, if any, otherwise the Beneficiary. If the deceased Owner (or any Annuitant if an Owner is a non-natural person) dies on or after the Annuity Date, we will not pay a death benefit unless the Annuity Option you select provides for a death benefit. If there is no designated Beneficiary living on the date of death of the Owner, CG Life will pay the Death Benefit upon receipt of due proof of the death of both the owner and the designated Beneficiary in one sum to the estate of the Owner. The death benefit we will pay before the Annuity Date generally equals the greatest of:

  . the account value on the date we deem the death benefit election to be effective;

  . the sum of all premium payments under the Contract, minus all partial withdrawals;

  . your account value on the Seven Year Anniversary immediately preceding the date on which the death benefit election is deemed effective, adjusted for any subsequent premium payments, partial withdrawals and applicable charges;

  . the amount that would have been paid if a full surrender occurred during the day when the death benefit election is deemed effective, including any applicable withdrawal charges and Market Value Adjustment; and

  . the Maximum Anniversary Value, adjusted for any subsequent premium payments and partial withdrawals.

ADDITIONAL FEATURES

Enhanced Dollar Cost Averaging

You can arrange to have money automatically transferred monthly from any of the variable sub-accounts or the One-Year fixed sub-account to your choice of variable and fixed sub-accounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

Automatic Rebalancing

We will, upon your request, automatically transfer amounts among the variable sub-accounts on a regular basis to maintain a desired allocation of your Account Value among the variable sub-accounts.

EXPENSES

Contingent Deferred Sales Charge

We do not deduct a sales charge from your premium payments. However, if you withdraw any part of your account value during the accumulation period, we may deduct a withdrawal charge (contingent deferred sales charge) on any amount you withdraw that exceeds the Free Withdrawal Amount described herein. The withdrawal charge is 7% of the premium payment if you make the withdrawal during the first year after you paid the premium, decreasing by 1% each year. After we have held the premium payment for seven years, the withdrawal charge on that amount of premium is 0%. For purposes of computing the withdrawal charges, amounts are withdrawn in the order in which they are received by us, that is, the oldest premium payment first. We adjust withdrawals from the fixed account by the withdrawal charges and by any applicable Market Value Adjustment. Withdrawal charges may be waived in certain cases.

Market Value Adjustment

A cash withdrawal or transfer from a fixed sub-account during the accumulation period may be subject to a Market Value Adjustment. The Market Value Adjustment will reflect the relationship between the value of a government securities index at the time a cash withdrawal or transfer is made, and the value of that index at the time you paid the premium payments being withdrawn or transferred. The index is published by the Federal Reserve Board and reflects yields on U.S. Government securities of various maturities. The Market Value Adjustment may cause the amount you withdraw or transfer to be higher or lower. The Market Value Adjustment applies to transfers from the fixed account unless the transfer is made at the end of a guaranteed period.

A Market Value Adjustment may also apply to death benefit payments, but only if it would increase the death benefit. The Market Value Adjustment is not applied against a withdrawal or transfer which occurs on the Expiration Date of a guaranteed period, nor is it applied if it would decrease a death benefit payment. The Market Value Adjustment may be waived in certain cases.

Annuity Account Fee

During the accumulation period, we deduct an annual Annuity Account Fee of $35 from your account value on the last business day of each calendar year, or if you surrender your Contract. After the Annuity Date, we deduct an annual Annuity Account Fee of $35, in approximately equal amounts, from each variable annuity payment you receive during the year. We do not deduct an Annuity Account Fee from fixed annuity payments. State law may require us to reduce the $35 Annuity Account Fee. During the accumulation period, we do not deduct this fee if, when the deduction is to be made, your account value is $100,000 or more.

Administrative Fee

On each business day, we deduct an administrative fee equal to an annual rate of 0.10% of the daily net assets you have in the Variable Account. We deduct this fee to cover our administrative expenses.

Mortality and Expense Risk Charge

On each business day, we deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets you have in the Variable Account. We deduct this fee to cover the mortality and expense risks we assume under the Contract.

Taxes

Some states and other governmental entities charge premium and other taxes ranging up to 3.5% on contracts issued by insurance companies. We are responsible for paying these taxes and will make a deduction from your annuity value to pay for them. We will deduct any such taxes when you surrender, withdraw or annuitize, or if we pay a death benefit. We only charge you premium taxes if your state requires us to pay premium taxes.

Fund Charges

Each Portfolio incurs administrative expenses and pays investment advisory fees to its investment adviser. These advisory fees and other Portfolio charges and expenses are indirectly passed on to you.

OWNER INQUIRIES

Please direct any questions or requests for additional information to:

  Customer Service Center:  P.O. Box 94039 Palatine, IL 60094-4039
                            Tel: 800-776-6978 Fax: 847-402-9543

  For New York Customers Only:
                            Customer Service Center
                            P.O. Box 94038 Palatine, IL 60094-4038
                            Tel: 800-692-4682 Fax: 847-402-4361

EXPENSE TABLE
--------------------------------------------------------------------------------

The following Expense Table and examples will help you understand the costs and expenses that you will bear, directly and indirectly, by investing in the Variable Account. For more information, you should read "Contract Charges and Fees" below and consult the Fund's Prospectus. The examples do not include any taxes or tax penalties you may be required to pay if you surrender your Contract.


Owner Transactions Expenses

  Sales Load on Purchases............................................     0%
  Maximum Deferred Sales Charge on Withdrawals (as a percentage of
   your premium payment)(/1/)........................................   7.0%
  Transfer Fee.......................................................     $0
  Annual Annuity Account Fee(/2/)......................... $35 per contract

Variable Account Annual Expenses (as a percentage of average Variable
 Account assets)
  Mortality and Expense Risk Fee.....................................  1.25%
  Administrative Fee.................................................  0.10%
                                                                       -----
    Total Separate Account Annual Expenses...........................  1.35%
                                                                       =====

----------------

(1) You may withdraw the Free Withdrawal Amount from your Annuity Account once each Contract Year without a withdrawal charge if you have not previously withdrawn all premium payments. The withdrawal charge on the remaining portion is equal to a percentage of the premium payment you withdraw and ranges from 7% to 0%, depending upon the length of time between our acceptance of the premium payment you are withdrawing and your withdrawal. After we hold the premium payment for seven years, you may withdraw that premium payment without a withdrawal charge.

(2) We waive the Annuity Account Fee for account values of $100,000 or more as of the date on which we deduct the charge.

   AIM VARIABLE INSURANCE FUNDS ANNUAL EXPENSES (as a percentage of Portfolio average net assets after fee waivers and reimbursements)(/1/)


                                                                    Total Annual

Name of Portfolio                    Management Fees Other Expenses   Expenses
-----------------                    --------------- -------------- ------------
AIM V.I. Aggressive Growth

 Fund(/2/).........................       0.00%          1.19%         1.19%
AIM V.I. Balanced Fund(/2/)........       0.65%          0.56%         1.21%
AIM V.I. Blue Chip Fund............       0.75%          0.55%         1.30%
AIM V.I. Capital Appreciation Fund.       0.62%          0.11%         0.73%
AIM V.I. Capital Development
 Fund(/2/).........................       0.00%          1.23%         1.23%
AIM V.I. Dent Demographic Trends

 Fund..............................       0.85%          0.55%         1.40%
AIM V.I. Diversified Income Fund...       0.60%          0.23%         0.83%
AIM V.I. Global Growth and Income
 Fun(/2/)..........................       0.97%          0.37%         1.34%
AIM V.I. Global Utilities Fund.....       0.65%          0.49%         1.14%
AIM V.I. Government Securities
 Fund..............................       0.50%          0.40%         0.90%
AIM V.I. Growth Fund...............       0.63%          0.10%         0.73%
AIM V.I. Growth and Income Fund....       0.61%          0.16%         0.77%
AIM V.I. High Yield Fund(/2/)......       0.35%          0.79%         1.14%
AIM V.I. International Equity Fund.       0.75%          0.22%         0.97%
AIM V.I. Money Market Fund.........       0.40%          0.20%         0.60%
AIM V.I. Telecommunications and
 Technology Fund...................       1.00%          0.27%         1.27%
AIM V.I. Value Fund................       0.61%          0.15%         0.76%

----------------

(1) Figures shown in the table are for the year ended December 31, 1999, except for the AIM V.I. Blue Chip, Dent Demographic Trends, Global Growth and Income, and Telecommunications and Technology Funds which commenced operations on December 29, 1999, December 29, 1999, October 15, 1999 and October 15, 1999 respectively. For these Portfolios, the management fee, other expenses and total annual fund operating expenses are based on estimates for the Funds' first full fiscal year.

(2) Absent voluntary reductions and reimbursements for certain Portfolios, management fees, other expenses, and total annual fund expenses expressed as a percentage of average net assets of the Portfolios would have been as follows:


                               Management  Other   Total Annual

      Fund                        Fee     Expenses Fund Expenses
      ----                     ---------- -------- -------------
      AIM V.I. Aggressive

       Growth Fund............   0.80%     1.62%       2.42%
      AIM V.I. Balanced Fund..   0.75%     0.56%       1.31%
      AIM V.I. Capital
       Development Fund.......   0.75%     2.67%       3.42%
      AIM V.I. Global Growth
       and Income Fund........   1.00%     0.37%       1.37%
      AIM V.I. High Yield
       Fund...................   0.63%     0.79%       1.42%

                                    EXAMPLES

An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming all premium payments are allocated to the Variable Account):


                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
1. If the Contract is surrendered at the end
   of the applicable time period:
  Variable Sub-Accounts

  AIM V.I. Aggressive Growth..................   $ 93   $155    $219     $412
  AIM V.I. Balanced...........................   $ 82   $122    $164     $308
  AIM V.I. Blue Chip..........................   $ 82   $121    $163     $307
  AIM V.I. Capital Appreciation...............   $ 75   $102    $131     $243
  AIM V.I. Capital Development................   $104   $185    $266     $497
  AIM V.I. Dent Demographic Trends............   $ 83   $124    $168     $317
  AIM V.I. Diversified Income.................   $ 76   $105    $136     $253
  AIM V.I. Global Growth and Income...........   $ 83   $126    $171     $322
  AIM V.I. Global Utilities...................   $ 80   $116    $154     $288
  AIM V.I. Government Securities..............   $ 76   $105    $136     $252
  AIM V.I. Growth.............................   $ 76   $104    $134     $248
  AIM V.I. Growth and Income..................   $ 75   $101    $130     $241
  AIM V.I. High Yield.........................   $ 83   $125    $169     $319
  AIM V.I. International Equity...............   $ 78   $109    $144     $268
  AIM V.I. Money Market.......................   $ 74   $ 99    $126     $233
  AIM V.I. Telecommunications and Technology..   $ 83   $126    $170     $321
  AIM V.I. Value..............................   $ 75   $102    $131     $242

2. If the Contract is not surrendered or if it
 is annuitized:
  AIM V.I. Aggressive Growth..................   $ 39   $119    $201     $412
  AIM V.I. Balanced...........................   $ 28   $ 86    $146     $308
  AIM V.I. Blue Chip..........................   $ 28   $ 85    $145     $307
  AIM V.I. Capital Appreciation...............   $ 21   $ 66    $113     $243
  AIM V.I. Capital Development................   $ 50   $149    $248     $497
  AIM V.I. Dent Demographic Trends............   $ 29   $ 88    $150     $317
  AIM V.I. Diversified Income.................   $ 22   $ 69    $118     $253
  AIM V.I. Global Growth and Income...........   $ 29   $ 90    $153     $322
  AIM V.I. Global Utilities...................   $ 26   $ 80    $136     $288
  AIM V.I. Government Securities..............   $ 22   $ 69    $118     $252
  AIM V.I. Growth.............................   $ 22   $ 68    $116     $248
  AIM V.I. Growth and Income..................   $ 21   $ 65    $112     $241
  AIM V.I. High Yield.........................   $ 29   $ 89    $151     $319
  AIM V.I. International Equity...............   $ 24   $ 73    $126     $268
  AIM V.I. Money Market.......................   $ 20   $ 63    $108     $233
  AIM V.I. Telecommunications and Technology..   $ 29   $ 90    $152     $321
  AIM V.I. Value..............................   $ 21   $ 66    $113     $242

These tables are intended to assist you in understanding the costs and expenses that you will incur, directly or indirectly, by investing in the Variable Account. These include the expenses of the Portfolios of the AIM Variable Insurance Funds. See the Fund Prospectus. In addition to the expenses listed above, premium taxes may be applicable.

These examples reflect the annual $35 Annuity Account Fee as an annual charge of 0.07% of assets, based on an average account value of $50,000.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

Condensed Financial Information is found at the end of this prospectus.

THE COMPANY, THE FIXED ACCOUNT, THE VARIABLE ACCOUNT AND THE FUND
--------------------------------------------------------------------------------

THE COMPANY

Connecticut General Life Insurance Company ("CG Life") is a stock life insurance company incorporated in Connecticut in 1865. Our Home Office mailing address is Hartford, Connecticut 06152. Our telephone number is (860) 726-6000. We do business in fifty states, the District of Columbia and Puerto Rico. We issue group and individual life and health insurance policies and annuities. We have various wholly owned subsidiaries which are generally engaged in the insurance business.

We are a wholly owned subsidiary of Connecticut General Corporation, Hartford, Connecticut. Connecticut General Corporation is wholly owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is CG Life.

THE ADMINISTRATOR

Allstate Life Insurance Company and Allstate Life Insurance Company of New York (together, "Allstate") perform certain administrative functions relating to the Contracts, the fixed account, and the variable account. Allstate will, among other things, maintain the books and records of the sub-accounts, the variable account, and the fixed account. Allstate will also maintain records of the name, address, contract number, Annuity Account value, and any other information necessary to operate and administer the Contracts. Allstate is responsible for servicing the Contracts, including the payment of benefits, and contract administration.

THE FIXED ACCOUNT

The fixed account is part of our general account and is made up of our general assets, other than those held in any separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the fixed account nor our general account has been registered under the Investment Company Act of 1940 (the "1940 Act"). Therefore, neither the fixed account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the fixed account.

The assets in the fixed sub-accounts are part of our general account assets and are available to fund the claims of all our creditors and to fund benefits under the Contract. You do not participate in the investment performance of the fixed account's assets or our general account. Instead, we credit a specified rate of interest, declared in advance, to amounts you allocate to the fixed account. We guarantee this rate to be at least 3% per year. We may credit interest at a rate greater than 3% per year, but we are not obligated to do so.

You may direct your premium payments, and any portion of your account value, to any available fixed sub-account. Each fixed sub-account credits guaranteed interest rates for a guaranteed interest period. Currently, 3 guaranteed periods range from one to ten years, although we may offer different guaranteed periods in the future. When you direct money to a fixed sub-account, you select the number of years (the guaranteed period) during which you will keep money in that fixed sub-account. You may select one or more fixed sub-accounts at any one time. If you keep your money in the fixed sub-account for the length of the sub-account's guaranteed period, we will credit interest at the rate we specified for that sub-account.

But if you withdraw, or transfer, any money from the sub-account before its expiration date for any reason, we will apply a Market Value Adjustment to the amount you withdraw (see "Market Value Adjustment"). We may also apply a withdrawal charge. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocate to any fixed sub-account, regardless of any effects of the Market Value Adjustment. The Market Value Adjustment will not reduce the amount available for withdrawal or transfer to an amount less than the initial amount you allocated or transferred to the fixed sub-account plus compound interest of 3% per year. (However, if we apply a withdrawal charge, the amount you receive may be less than your original allocation credited with 3% compounded interest per year.) We reserve the right to defer the payment or transfer of amounts you withdraw from the fixed account for up to six (6) months from the date we receive a proper request for such withdrawal or transfer.

THE VARIABLE ACCOUNT

The Contract permits you to invest in the Portfolios through the variable sub-accounts. Your account value and/or variable annuity payments will reflect the investment performance of the Portfolios in which you invest through the variable sub-accounts. The values of the shares of the Portfolios held by the
Variable Account will fluctuate and are subject to the risks of changing economic conditions as well as the risk that the Fund's management may not make necessary changes in its Portfolios to anticipate changes in economic conditions. Therefore, you bear the entire investment risk that the Contract's basic objectives may not be realized and that the adverse effects of inflation may not be lessened. We cannot guarantee that the total surrender proceeds or the aggregate amount of annuity payments you receive will equal or exceed the premium payments you make.

We established the Variable Account as a separate account on May 15, 1992, pursuant to a resolution of our Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to our other income, gains, or losses. Assets we maintain in the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, will not be charged with any liabilities arising out of any of our other business. All obligations arising under the Contract, including the promise to make annuity payments, are our general corporate obligations.

Effective January 1, 1998, CG Life contracted the administrative servicing obligations with respect to its individual variable annuity business to The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of New York ("LLANY"). Effective September 1, 1998, Lincoln Life and LLANY subcontracted the administrative servicing obligations with respect to the variable annuity business included in the Variable Account to Allstate. Although CG Life was responsible for all Contract terms and conditions, Lincoln Life and LLANY were responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration, until these services were transitioned to the Allstate Companies on April 12, 1999.

The Variable Account is registered with the SEC as a unit investment trust under the Act and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve their supervision of our management or investment practices or policies, or those of the Variable Account.

The Variable Account is divided into variable sub-accounts. Each variable sub-account invests exclusively in shares of a specific Portfolio of the Fund. All amounts you allocate to the Variable Account will be used to purchase shares of the Portfolios in accordance with your instructions at their net asset value. Any and all distributions the Fund makes with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value.

We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, annuity account fees, and any applicable taxes by redeeming the number of Portfolio shares at their net asset value that equals the amount to be deducted. The Variable Account will purchase and redeem Portfolio shares on an aggregate basis. The Variable Account will be fully invested in Portfolio shares at all times.

THE FUND AND THE PORTFOLIOS

AIM Variable Insurance Funds (the "Fund") is an open-end investment management company registered under the Act. Shares of the Portfolios of the Fund are offered to both registered and unregistered separate accounts of insurance companies and to certain pension and retirement plans. The general public may not purchase shares of the Portfolios.

A I M Advisors, Inc. ("AIM"), the Fund's investment adviser, its affiliates, and any insurance companies with separate accounts investing in the Fund must report certain potential and existing conflicts of interests to the Fund's Board of Trustees. These include any potential or existing conflicts between the interests of owners/participants of variable annuity contracts and owners of variable life insurance contracts that invest in shares of the Fund. The Board of Trustees, a majority of whom are not "interested persons" of the Fund, as that term is defined in the Act, will monitor the Fund to identify any such irreconcilable material conflicts and to determine what action, if any, the Fund, AIM, or its affiliates should take.

You may invest in any of the following (17) Portfolios of the Fund:


               Portfolio                               Investment
               ---------                               ----------
Objective(s)
AIM V.I. Aggressive Growth Fund**......  Long-term growth of capital

AIM V.I. Balanced Fund.................  As high a total return as possible, consistent with preservation of capital

AIM V.I. Blue Chip Fund................  Long-term growth of capital with a secondary objective of current income

AIM V.I. Capital Appreciation Fund.....  Growth of capital

AIM V.I. Capital Development Fund......  Long-term growth of capital

AIM V.I. Dent Demographic Trends Fund..  Long-term growth of capital

AIM V.I. Diversified Income Fund.......  High level of current income

AIM V.I. Global Growth and Income Fund.  Long-term growth of capital together with current income

AIM V.I. Global Utilities Fund.........  High total return

AIM V.I. Government Securities Fund....  High level of current income consistent with reasonable concern for safety of
                                         principal

AIM V.I. Growth Fund...................  Growth of capital

AIM V.I. Growth and Income Fund........  Growth of capital with a secondary objective of current income

AIM V.I. High Yield Fund...............  High level of current income

AIM V.I. International Equity Fund.....  Long-term growth of capital

AIM V.I. Money Market Fund.............  As high a level of current income as is consistent with the preservation of
                                         capital and liquidity

AIM V.I. Telecommunications and          Long-term growth of capital
 Technology Fund.......................

AIM V.I. Value Fund....................  Long-term growth of capital and income is a secondary objective

The Fund pays advisory fees to AIM for its services pursuant to an investment advisory agreement. AIM, a Delaware corporation, also serves as investment adviser to certain other investment companies.

The investment objectives and policies of the Portfolios may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios or mutual funds will be similar to those of the underlying Portfolios.

There is no assurance that any Portfolio will achieve its stated investment objective. Each Portfolio's investment objective may be changed by the Funds' Board of Trustees without shareholder approval. A more detailed description of the Fund, the Portfolios, their investment objectives, policies and restrictions and expenses is found in the Fund's Prospectus and SAI. You should read the Fund's Prospectus carefully before you invest.

PREMIUM PAYMENTS AND ACCOUNT VALUES DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

PREMIUM PAYMENTS

All premium payments must be paid to us or to our authorized agent. When you apportion your premium payments among the sub-accounts, the minimum you can put into a fixed sub-account is $500; the minimum for a variable sub-account is $100.

We may reduce the minimum premium payment requirements under group contracts if premium payments are paid through employee payroll deduction. We may also reduce the minimum premium payment requirements if you use the Contract under a program that qualifies under Section 403 or 408 of the Code. We must pre- approve any premium payment in excess of $1,000,000.

If we receive any premium payment at our Customer Services Center before the closing time of the New York Stock Exchange (usually 4 p.m. Eastern Time), we will credit the payment to your Annuity Account the same day we receive it. Otherwise, we will credit your payment on the next business day.

We reserve the right in our sole discretion not to accept a premium payment. In addition, we may postpone the payment of any amount under the Contract which is derived, all or in part, from any premium payment you paid by check or draft until we determine the check or draft has been honored.

YOUR ANNUITY ACCOUNT

Each premium payment you make will be credited to your Annuity Account. The value of your Annuity Account for any Valuation Period is equal to the sum of your variable accumulation value plus your fixed accumulation value.

The Annuity Account shall continue in full force until the earliest of:

  . the Annuity Date;

  . the date we pay all death benefits under the Contract;

  . the date you surrender the Contract; or

  . the date your account value no longer meets the Minimum Value Requirement described below.

Cash withdrawals may cause us to discontinue your Annuity Account.

ALLOCATING YOUR PREMIUM PAYMENTS

We will allocate your premium payments as you specify. If you wish to change your allocation instructions, you must do so in writing. You must make allocations to multiple sub-accounts in whole percentages.

If your allocation instructions would place less than to $500 in a fixed sub-account, we will promptly ask you for further instructions regarding how we should apportion the premium.

FIXED ACCUMULATION VALUE

The fixed accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the values of all the fixed sub-accounts to which you have allocated money.

GUARANTEED PERIODS

You may allocate your premium payments, or transfer your account value, to any fixed sub-account we offer. Each fixed sub-account will credit guaranteed interest rates for the length of a guaranteed period ranging from one to ten years. The length of the sub-account's guaranteed period will affect the rate of interest we credit to the sub-account.

Your money in a fixed sub-account will earn interest at a guaranteed interest rate during the sub-account's guaranteed period, unless you withdraw value before the guaranteed period expires. The guaranteed period starts on the date we accept a premium payment or, in the case of a transfer, on the effective date of the transfer. The guaranteed period expires on the date that equals its start date plus the number of calendar years in the guaranteed period.

We will credit interest daily at a rate equivalent to a compound annual rate. We will set the interest rate from time to time. A renewal and/or a transfer will begin a new fixed sub-account for the guaranteed period you select. Amounts you allocate at different times to fixed sub-accounts with the same guaranteed period may have different interest rates. Each fixed sub-account will be treated separately for purposes of determining whether to apply a Market Value Adjustment.

We will notify you in writing before the expiration date for any guaranteed period. We will automatically roll over the amount in an expiring sub-account into a sub-account with the same guaranteed period, unless you notify us otherwise. Transfers at the end of a guaranteed period do not count as transfers (See "Transfers" in this Prospectus) and are not subject to restrictions on fixed account transfers.

GUARANTEED INTEREST RATES

From time to time, we will set current guaranteed interest rates for the guaranteed periods of the fixed account. We will set interest rates at our discretion. We have no specific formula for determining the rates we declare. Once you allocate money to a fixed sub-account for a guaranteed period, the interest rate is guaranteed for the entire duration of the guaranteed period. Any amount you withdraw from the sub-account will be subject to any applicable withdrawal charges, Annuity Account Fees, Market Value Adjustment, premium taxes or other fees. We will also apply a Market Value Adjustment to amounts you transfer out of a fixed sub-account before the end of the guaranteed period.

The guaranteed interest rate will not be less than 3% per year compounded annually, regardless of any Market Value Adjustment we may apply. We have no obligation to declare a rate greater than 3%. You assume the risk that we will not declare interest rates greater than 3%.

VARIABLE ACCUMULATION VALUE

The variable accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units credited to your Annuity Account.

VARIABLE ACCUMULATION UNITS

We credit premium payments to your Annuity Account in the form of Variable Accumulation Units. We determine the number of Variable Accumulation Units we credit by dividing the dollar amount you allocate to the particular variable sub-account by the Variable Accumulation Unit Value for the particular sub-account for the Valuation Period during which we receive and accept the premium payment.

VARIABLE ACCUMULATION UNIT VALUE

We established the initial Variable Accumulation Unit Value for each sub-account at $10. We recalculate the Variable Accumulation Unit Value for each sub-account at the close of each Valuation Date. The Variable Accumulation Unit Value will reflect the investment performance of the underlying Portfolio in which the sub-account invests, the deduction of the mortality and expense risk charge and the deduction of the Administrative Fee.

For a detailed discussion of how we determine Variable Accumulation Unit Value, see the SAI.

OPTIONAL FEATURES
--------------------------------------------------------------------------------

You may elect to enroll in either of the following programs. However, you may not be enrolled in both programs at the same time.

DOLLAR COST AVERAGING

Dollar Cost Averaging is a program which allows you to systematically transfer a specific dollar amount each month from any variable sub-account or the One- Year fixed sub-account to one or more variable sub-accounts. By transferring set amounts on a regular schedule, instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high.

You may select Dollar Cost Averaging by having at least $1,000 in a variable or One-Year fixed sub-account. You must transfer at least $50 per month. You may enroll in this program at any time by calling us or by providing us the information we request on the Dollar Cost Averaging election form.

You must have sufficient value in the variable or One-Year fixed sub-account. We do not permit transfers to or from any fixed sub-account other than the One-Year fixed sub-account under Dollar Cost Averaging. We may, at our sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

Dollar Cost Averaging will terminate when any of the following occurs:

  . the number of designated transfers has been completed;

  . the value of the variable or the One-Year fixed sub-account is insufficient to complete the next transfer;

  . you request termination by telephone or in writing (we must receive such request at least one week before the next scheduled transfer date to take effect that month); or

  . you surrender the Contract.

The Dollar Cost Averaging program is not available following the Annuity Date. We do not currently charge for Dollar Cost Averaging but we may do so.

We do not control the Fund and cannot guarantee that it will accept transfers under the Dollar Cost Averaging program. We reserve the right to discontinue or change this program at any time.

We do not guarantee that the dollar cost averaging program will result in annuity account values which equal or exceed the value of your Premium Payments. The Dollar Cost Averaging program may not achieve its objective. We do not guarantee that the program will result in a profit, or protect against loss, nor do we guarantee that it produces better results than a single lump- sum investment.

AUTOMATIC REBALANCING

Automatic Rebalancing is an option which periodically restores to a pre-determined level the percentage of annuity value allocated to each variable sub-account (e.g., 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation you initially selected when you purchased the Contract, unless you subsequently change it. You may change the Automatic Rebalancing allocation at any time by submitting a request to us In Writing.

If you elect Automatic Rebalancing, all premium payments you allocate to the variable sub-accounts must be subject to Automatic Rebalancing. The fixed sub-account is not available for Automatic Rebalancing.

You may choose to rebalance monthly, quarterly, semi-annually or annually. Once the rebalancing option is activated, any variable sub-account transfers you execute outside of the rebalancing option will immediately terminate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that modifies the net account balance within each variable sub-account may also cause the Automatic Rebalancing option to terminate. We will confirm any such termination to you. You may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing us.

The Automatic Rebalancing program is not available following the Annuity Date. We do not currently charge for Automatic Rebalancing but we may do so.

TRANSFER PRIVILEGE
--------------------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PERIOD

During the Accumulation Period you may transfer all or part of your account value to one or more variable or fixed sub-accounts. Transfers from the fixed sub-accounts are subject to the following conditions:

  . you must transfer at least $100 unless you are transferring the entire value of the sub-account;

  . the amount you transfer to any fixed sub-account must be at least $500;

  . there must be at least $500 remaining in the sub-account after the transfer; and

  . transfers may be subject to a Market Value Adjustment.

Amounts you transfer into a fixed sub-account will earn interest at the guaranteed interest rate we declare for that guaranteed period as of the effective date of the transfer. We also may defer transfers of amounts from the fixed account for a period not greater than six (6) months from the date we receive the transfer request.

Transfers  from  the  variable   sub-accounts   are  subject  to  the  following
conditions:

  . you must transfer at least $100 unless you are transferring the entire value of the sub-account;

  . the amount you transfer to any variable sub-account must be at least
    $100; and

  . there must be at least $50 remaining in the sub-account after the transfer.

We may otherwise restrict the transfer privilege in any way or eliminate it entirely. Transfer requests in writing must be on a form we find acceptable.

Telephone Transfers. We will allow telephone transfers automatically.

We will take the following procedures to confirm that instructions we receive by telephone are genuine.

  . before a service representative accepts any request, the representative will ask the caller for specific information to validate the request;

  . we will record all calls; and

  . we will confirm In Writing all transactions we perform.

We are not liable for any loss, cost or expense for acting on telephone instructions which we believe are genuine, if we act in accordance with these procedures.

A transfer from a fixed sub-account before its expiration date will be subject to a Market Value Adjustment. Transfers involving Variable Accumulation Units will be subject to any conditions the Fund imposes. A transfer from a variable sub-account will be effective on the date we receive the request for transfer, provided we receive the request before 4:00 p.m. Eastern Time on a day which the New York Stock Exchange is open for business. Otherwise, the transfer will become effective on the next day the New York Stock Exchange is open for business. Under current law, there will not be any tax liability to you for making a transfer.

TRANSFERS DURING THE ANNUITY PERIOD

After the Annuity Date, the Payee receiving variable annuity payments may transfer value among the variable sub-accounts in which the Contract is invested. The request must be in writing. We will exchange the value of the number of Annuity Units from the variable sub-accounts you specify for other Annuity Units, so that the value of an annuity payment made on the date of the exchange will not be affected by the exchange. Each Payee is limited to three exchanges per Contract Year after the Annuity Date. Such exchanges may be made only between variable sub-accounts. We will make exchanges using the Annuity Unit values for the Valuation Period during which we receive the request for exchange.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

CASH WITHDRAWALS

During the accumulation period, you may request a cash withdrawal. Any withdrawal from the Variable Account will be effective on the date that we receive it, so long as we receive the request by 4:00 p.m. Eastern Time. We will process your withdrawal request within seven days of our receipt of your request.

You may request a full surrender or a partial cash withdrawal. A request for a partial withdrawal will result in the cancellation of a portion of your account value equal to the dollar amount of the cash withdrawal payment, plus or minus any applicable Market Value Adjustment, plus any applicable withdrawal charge and premium taxes. Upon request, we will advise you of the amounts that we would pay to you if you request a full surrender or partial withdrawal.

A partial cash withdrawal must be at least $50. When electing such a partial withdrawal, you must tell us:

  . the amount to be withdrawn; and

  . the sub-accounts from which to take the money.

Partial withdrawals may not reduce the total account value below $1,000. If you do not specify the sub-accounts from which we should take the withdrawal, we will withdraw the requested amount pro-rata from each variable and fixed sub-account you maintain. If such a pro-rata withdrawal reduces the value of any fixed sub-account below $500, or any variable sub-account balance below $50, we will transfer the value of those sub-accounts to that variable sub-account where you maintain the highest value, or to the fixed account if there is no variable sub-account where you maintain a balance greater than $50.

All cash withdrawals from any fixed sub-account will be subject to the Market Value Adjustment, except those which become effective upon the expiration date of the sub-account's guaranteed period. If you make a partial cash withdrawal, we will assess any applicable withdrawal charge, Market Value Adjustment, and premium taxes pro-rata against the amounts you have remaining in each sub-account. If you request a full surrender of the Contract, we will assess any applicable withdrawal charges, Market Value Adjustment, Annuity Account Fee, and premium taxes against the amount you withdraw. We will deduct the Annuity Account Fee and any applicable Market Value Adjustment from the Annuity Account before we apply any withdrawal charge.

We may defer the payment of amounts withdrawn or transferred from the fixed account for a period not to exceed six (6) months from the date we receive your written request for such withdrawal or transfer.

Cash withdrawals from a variable sub-account will result in the cancellation of Variable Accumulation Units from your Annuity Account. These Variable Accumulation Units will have an aggregate value on the effective date of the withdrawal equal to the total amount by which we reduce the account value (which amount will include any applicable withdrawal charge). We will base the cancellation of such units on the Variable Accumulation Unit values of the variable sub-accounts at the end of the Valuation Period during which we receive your cash withdrawal request.

Income taxes, federal tax penalties and other restrictions may apply to any withdrawals you make. See "Federal Tax Matters".

MINIMUM VALUE REQUIREMENT

If you request a partial withdrawal which would cause your account value to fall to less than $1,000, then we will treat the partial withdrawal as a request for a full surrender. We will terminate your Contract as if you surrendered the Contract if you do not make premium payments under the Contract for three consecutive years and the account value has fallen below $1,000 during this period. Before we exercise this right to terminate, we will give you thirty (30) days notice and the opportunity to make an additional premium payment to increase the account value above the minimum amount. On termination, you will receive the amount which we would have paid had the Contract been fully surrendered. We may also transfer any fixed sub-account balance which has a value below $500 and any variable sub-account balance which has a value below $50 to that variable sub-account where you maintain the highest value or to the fixed account if there is no variable sub-account where you maintain a balance greater than $50.

SECTION 403(B) ANNUITIES

The Code imposes  restrictions on cash withdrawals if your Contract is used with
Section 403(b) annuities. In order for such a Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988 ("Pre-1989, Salary Reduction Account Value") may be made only when you attain age 59 1/2, separate from service with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989, on Pre-1989 Salary Reduction Account Values, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Account Values").

Withdrawals of Restricted Account Values are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. Hardship (and other) withdrawals may be subject to a 10% tax penalty, in addition to any withdrawal charge, Market Value Adjustment, Annuity Account Fee, and premium taxes applicable under the Contract.

Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the account value to one or more alternative funding options. You should consult the documents governing your plan and the person who administers the plan for information as to such investment alternatives.

With respect to the restrictions on withdrawals from the Variable Account, we are relying upon a no-action letter dated November 28, 1988, from the staff of the Commission to the American Council of Life Insurance. We have complied or will comply with the requirements of that no-action letter.

DEATH BENEFITS
--------------------------------------------------------------------------------

In the event of the death of any Owner before the Annuity Date, we will pay a death benefit to the surviving Owner, if any, otherwise the Beneficiary upon receipt of due proof of the Owner's death. If there is no designated Beneficiary living on the date of the Owner's death, we will, upon receipt of due proof of death of both the Owner and the designated Beneficiary, pay the death benefit in one lump sum to the Owner's estate. If the death of any Annuitant occurs on or after the Annuity Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected.

ELECTION AND EFFECTIVE DATE OF ELECTION

During your lifetime and before the Annuity Date, you may elect in writing to have the death benefit applied under the Annuity Options for the Beneficiary after the Owner's death.

If no death benefit payment method is in effect on the date of the Owner's death, the Beneficiary may elect:

  . to receive the death benefit in the form of a single cash payment; or

  . to have the death benefit  applied under the Annuity Options (on the Annuity
    Date).

The Beneficiary must make the election to us in writing. Your election of an Annuity Option specifying the method by which the death benefit shall be paid will become effective on the date we receive it. Any Annuity Option the Beneficiary elects will become effective on the later of:

  . the date we receive the election; or

  . the date we receive due proof of the Owner's death.

If we do not receive the Beneficiary's election within 60 days following the date we receive due proof of the Owner's death, the Beneficiary will be deemed to have elected on such 60th day to receive the death benefit in the form of a single cash payment.

The Annuity Option you or the Beneficiary elect may be restricted by the Code. See "Federal Tax Matters" for further discussion.

PAYMENT OF DEATH BENEFIT

If the Beneficiary requests the death benefit to be paid in cash, subject to our receipt of due proof of death, we will make payment within seven days of the date the election becomes effective or is deemed to become effective. If we will pay the death benefit in one lump sum to the Owner's estate, we will make the payment within seven (7) days of the date we receive due proof of the death of the Owner and/or the designated Beneficiary, as applicable. We may defer any such payment of amounts derived from the Variable Account in accordance with the Act. If we must make payment under any of the Annuity Options, the Annuity Date will be thirty (30) days following the effective date or the deemed effective date of the election. We will maintain your Annuity Account in effect until the Annuity Date.

SPOUSAL CONTINUATION

If the death benefit is payable to your spouse, your spouse may elect to receive the death benefit or may continue the Contract in the Accumulation Period as if the death had not occurred. If the surviving spouse continues the Contract in the Accumulation Period, the following conditions apply:

  . On the day the Contract is continued, the account value will be the death benefit as determined at the end of the Valuation Period during which we receive due proof of death.

  . The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge or Market Value Adjustment. (This feature may not be available in all states. Please consult with your representative for further information).

  . Prior to the Annuity Date,  the amount of the death benefit of the continued
    Contract will be the greatest of:

    . The account value on the date we determine the amount of the death benefit; or

    . The sum of all premium payments reduced by the sum of all partial withdrawals; or

    . The amount that would have been payable in the event of a full surrender of the Annuity Account on the date the death benefit election is effective or is deemed to become effective.

Other death benefit alternatives in the Contract (including the Maximum Anniversary Value feature described immediately below) will no longer apply if the surviving spouse chooses to continue the Contract.

AMOUNT OF DEATH BENEFIT

We do not assess Market Value Adjustment or withdrawal charges against amounts which we apply toward payment of a death benefit. We determine the amount of the death benefit as of the effective date or deemed effective date of the death benefit election (not as of the date of death). Unless there is a transfer of ownership, the death benefit is equal to the greater of:

  . the account value for the Valuation Period during which the death benefit election is effective or deemed to become effective;

  . the sum of all premium payments under the Contract, minus the sum of all partial withdrawals from the Contract;

  . your account value on the Seven Year Anniversary  immediately  preceding the date the death benefit election is effective or is deemed to become effective, adjusted for any subsequent premium payments and partial withdrawals and charges;

  . the amount that would have been payable in the event of a full surrender of the Contract including surrender charges and any applicable Market Value Adjustment on the date the death benefit election is effective or is deemed to become effective; or

  . the  Maximum   Anniversary   Value  between  the  "Enhanced   Death  Benefit
    Endorsement" effective date and the date we calculate the death benefit, adjusted for any subsequent premium payments, partial withdrawals and applicable charges.

On each Contract Anniversary, the "Maximum Anniversary Value" is equal to the greater of the account value of the most recently calculated Maximum Anniversary Value. Premium payments will increase the Maximum Anniversary Value dollar for dollar. Partial withdrawals will reduce the Maximum Anniversary Value according to a withdrawal adjustment, described below.

The calculation of the Maximum Anniversary Value will begin on your first Contract Anniversary after the endorsement effective date. Unless the death benefit becomes payable, we will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 75th birthday of the Owner, or five years from the endorsement effective date, whichever is later. After that date, we will recalculate the Maximum Anniversary Value only for premium payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any state non-forfeiture laws that govern the Contract.

The withdrawal  adjustment is equal to: (i) the withdrawal adjustment divided by
(ii) the account value immediately prior to the withdrawal, with the result multiplied by (iii) the value of the Maximum Anniversary Value immediately prior to the withdrawal.

SURRENDER OF THE CONTRACTS
--------------------------------------------------------------------------------

At any time before the Annuity Date, you may elect to surrender the Contract and receive a cash payment. On the Surrender Date, we will cancel your Annuity Account and we will pay the account value, minus any applicable withdrawal charges, Annuity Account Fee, and premium taxes, and plus or minus any applicable Market Value Adjustment. We will make the payment to you within seven days of the Surrender Date in the form of a cash payment. We may be permitted to defer any such payment of amount derived from the Variable Account in accordance with the Act. We may defer the payment of amounts withdrawn from the fixed account for a period not greater than 6 months from the date we receive your written request for such withdrawal.

Following a surrender of the Contract, or if the Contract terminates for any other reason, all your rights, and those of the Annuitant, and Beneficiary will terminate.

Income taxes, federal tax penalties and other restrictions may apply to any surrender. See "Federal Tax Matters."

ANNUITY PROVISIONS
--------------------------------------------------------------------------------

ANNUITY DATE

Annuity payments will begin on the first day of the month following the Annuity Date you selected and specified in the Contract Application or Order to Purchase. You may change this date from time to time by notifying us in writing. We must receive notice of each change at least 45 days before the then current Annuity Date. The new Annuity Date must be a date which is:

  . at least 30 days after the effective date of the change;

  . the first day of a month; and

  . not later than the first day of the first month  following the  Annuitant's
    90th birthday.

These requirements may be restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law. You may also change the Annuity Date by electing an Annuity Option as described in the death benefit section of this Prospectus.

On the Annuity Date, we will cancel your Annuity Account and we will apply the account value, minus any applicable Annuity Account Fee and premium taxes, to provide an annuity under one or more of the options described below. We will not impose any Market Value Adjustment or withdrawal charges upon amounts applied to purchase an annuity. You may not request payments under the Contract's cash withdrawal provisions on or after the Annuity Date.

Since the Contract offered by this Prospectus may be issued in connection with retirement plans which meet the requirements of Section 401, 403, 408, or 457 of the Code, as well as certain non-qualified plans, you should refer to the terms of the particular plan for any limitations or restrictions on the Annuity Date.

ELECTION-CHANGE OF ANNUITY OPTION

During your lifetime and before the Annuity Date, you may elect one or more of the Annuity Options described below, or any other Annuity Option to which we agree. You may also change any election, but we must receive notice in writing of any election or any change of election at least 45 days before the Annuity Date.

If no election is in effect on the 30th day before the Annuity Date and you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403, Section 408(c),
Section 408(k), or Section 457 of the Code, we will conclude that you elected the Joint and Survivor Annuity described below or Life Annuity, whichever is applicable, if required by such retirement plan. If you do not use the Contract in connection with one of these plans, we will conclude that you have elected Life Annuity with 120 Monthly Payments Certain.

At any time you may request annuitization in writing of your account value under any of the Annuity Options described below. We will not impose a withdrawal charge or Market Value Adjustment at the time payments under the Annuity Option begin. Such annuitization will automatically result in a change in the Annuity Date to the date payments commence under the Annuity Option you elect.

You should refer to the terms of your particular retirement plan and any applicable legislation for any limitations or restrictions on the options which you may elect. We do not permit a change of Annuity Option after the Annuity Date.

ANNUITY OPTIONS

The Contract provides for seven different Annuity Options which are described below. Four are fixed annuity options, and three are variable annuity options. You may elect a fixed annuity, a variable annuity, or a combination of both. If electing a combination, you must specify what part of the Annuity Account we should apply to each fixed and variable annuity Option. If we do not receive your election by the 30th day before the Annuity Date, we will determine the portion of the Annuity Account to be applied to a fixed annuity and/or a variable annuity on a pro-rata basis based on the composition of your Annuity Account on the Annuity Date. (Any amounts in the Variable Account will be applied to a variable annuity, and amounts in the fixed account will be applied to a fixed annuity.) We will base variable annuity payments on the variable sub-accounts you select, or on how you allocate the account value among the variable sub-accounts.

FIXED ANNUITY PAYMENTS

A fixed annuity provides for Annuity Option payments which will remain constant. Payments will be made under the terms of the Annuity Option you elected. The effect of choosing a fixed annuity is that we will set the amount of each payment on the Annuity Date and that amount will not change. If you select a fixed annuity, we will transfer to our general account any amounts in the Variable Account that we use to provide the fixed annuity.

We will fix the amount of the annuity payments by the fixed annuity provisions you select and, for some options, the Annuitant's settlement age (determined in accordance with the Contract). We determine the amount of each fixed annuity payment by applying the Annuity Payment Rates found in the Contract to the portion of the account value allocated to the fixed annuity Option you select, or, we will use the Annuity Payment Rates we use on the Annuity Date if they are more favorable to the Payee. The rates found in the Contract show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment. We may change this rate with respect to Contracts purchased after the effective date of such change (see "Modification").

VARIABLE ANNUITY PAYMENTS

If you choose to receive variable annuity payments, the dollar amount of the payments will fluctuate or vary in dollar amount, based on the investment performance of the variable sub-accounts in which you invest. The variable annuity purchase rate tables in the Contract reflect an assumed interest rate of 3%, so if the actual net investment performance of the variable sub-account is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the variable sub- account is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 3% rate, then the dollar amount of the actual annuity payments will remain constant.

We determine the amount of the first variable annuity payment by the variable annuity provisions you select and, for some options, the Annuitant's settlement age of the Annuitant (determined in accordance with the Contract). We determine all variable annuity payments other than the first by means of Annuity Units credited to the Contract with respect to the particular payee. We determine the number of Annuity Units to be credited in respect of a particular variable sub-account by dividing that portion of the first variable annuity payment attributable to that sub-account by the Annuity Unit Value of that variable sub-account for the Valuation Period which ends immediately preceding the Annuity Date. The number of Annuity Units of each sub-account credited with respect to the particular payee then remains fixed unless an exchange of Annuity Units is made pursuant to the "Transfer Privilege--Annuity Period" section. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and equals the sum of the amounts determined by multiplying the number of Annuity Units of a particular variable sub-account for the Valuation Period, which ends immediately preceding the due date of each subsequent payment, by the Annuity Unit Value for that sub- account, for the first Valuation Period occurring on or immediately before the first day of each month. We deduct the annual Annuity Account Fee, pro-rata, from each variable annuity payment.

You may choose to receive annuity payments under any one of the Annuity Options described below. We may consent to other plans of payment before the Annuity Date.

If you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403,
Section 408(c), Section 408(k), or Section 457 of the Code, we will offer a Joint and Survivor Annuity under the Contract. A Joint and Survivor Annuity provides for monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor we will determine the monthly payment payable in the same manner as during the joint lifetime of the Payee and the designated second person.

FIXED ANNUITY OPTIONS
--------------------------------------------------------------------------------

LIFE ANNUITY OPTION

We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.

LIFE ANNUITY WITH CERTAIN PERIOD OPTION

We will make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected) and for as long thereafter as the Annuitant lives.

CASH REFUND LIFE ANNUITY OPTION

We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death provided that, at the Annuitant's death, the Payee will receive an additional payment equal to the excess, if any, of the initial value of the proceeds we apply under this option over the dollar amount of payments we have already paid.

ANNUITY CERTAIN OPTION

We pay monthly payments for the number of years selected which may be from 5 to 30 years.

VARIABLE ANNUITY OPTIONS
--------------------------------------------------------------------------------

VARIABLE LIFE ANNUITY OPTION

We make monthly payments to the Payee during the Annuitant's lifetime, ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.

VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD OPTION

We make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant lives.

VARIABLE ANNUITY CERTAIN OPTION

We make monthly payments for the number of years you select which may be from 5 to 30 years. At any time during the period we make payments, the Annuitant may elect to withdraw a portion or all of the future payments to which the Payee is entitled. Upon withdrawal, the amount of the future payments will be commuted and paid in one sum. A withdrawal may be taken at any time after annuitization which does not exceed the total value of the variable annuity certain on the withdrawal date. The minimum amount you may withdraw is $1,000. We determine the value of the variable annuity certain by first converting your number of annuity units into dollars based on the value of the annuity units. Thereafter, we divide the dollar value by an annuity certain payment factor to obtain the total value of the variable annuity certain. We determine the annuity certain payment factor by calculating the number of monthly payments remaining from the date of withdrawal to the end of the variable annuity certain period and discounting such payments to a present value using an assumed interest rate of 3%. The Annuitant may elect that the Payee receives all or a portion of this present value.

ADDITIONAL ANNUITY OPTIONS

You may settle any proceeds payable under the Contract, under any other method of settlement including joint and senior settlement options under joint life annuities) we offer at the time of the request.

DETERMINATION OF ANNUITY PAYMENTS

On the Annuity Date, we will apply the adjusted value of the fixed account and the Variable Account to provide for payments under the selected Annuity Option. The adjusted value will be equal to:

  . the account value at the end of the Valuation Period which ends immediately preceding the Annuity Date;

  . reduced by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the last day of the prior contract year and the day before the Annuity Date; and

  . reduced by any premium or similar taxes.

If the amount to be applied under any annuity option is less than $5,000, or if the monthly annuity payment payable in accordance with such option is less than $50, we will pay the amount in a single payment to the Payee you designate.

EXPENSES

--------------------------------------------------------------------------------

We assess charges under the Contract offered by this Prospectus in three ways:

  . as withdrawal charges (contingent deferred sales charges);

  . as deductions for Contract administration expenses and, if applicable, for premium taxes; and

  . as charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses.

In addition, certain deductions are made from the assets of the Fund for investment management fees and expenses. These fees and expenses are fully described in the Fund's Prospectus and its SAI.

WITHDRAWAL CHARGES

We do not make a deduction for sales charges from a premium payment. However, if you make a cash withdrawal of a premium payment, we may assess a withdrawal charge (contingent deferred sales charge). The length of time between our acceptance of the premium payment deemed withdrawn and the receipt of a withdrawal request determines the withdrawal charge. This charge will be used to cover certain expenses relating to the sale of the Contract including commissions paid to sales personnel, the costs of preparation of sales literature, other promotional costs and acquisition expenses.

Each premium payment has its own time period for purposes of assessing a withdrawal charge. For purposes of computing the withdrawal charge, we deem amounts to be withdrawn in the order in which we received them. For example, we will make withdrawals from the oldest premium payment we have accepted first. After these amounts are exhausted, we will make withdrawals from the second oldest premium payment we have accepted, and so on until you withdraw all of your premium payments. After you withdraw all premium payments, we will deem further withdrawals to be from net investment results attributable to such premium payments, if any.

Subject to the Free Partial Withdrawal described below, we will assess the following withdrawal charge to premium payment amounts you withdraw from your Annuity Account (adjusted by any applicable Market Value Adjustment):


   Withdrawal
     Charge

   Percentage                                    Year Applicable
   ----------                                    ---------------
     7%.........................  During 1st Year since premium payment accepted
     6%.........................  During 2nd Year since premium payment accepted
     5%.........................  During 3rd Year since premium payment accepted
     4%.........................  During 4th Year since premium payment accepted
     3%.........................  During 5th Year since premium payment accepted
     2%.........................  During 6th Year since premium payment accepted
     1%.........................  During 7th Year since premium payment accepted
     0%.........................  Thereafter

When you make a withdrawal, we will deduct any applicable Annuity Account Fee from, and make any Market Value Adjustment to, your Annuity Account before we apply any withdrawal charge. We then assess the withdrawal charge against the amounts remaining in your Annuity Account. If your Annuity Account is allocated among more than one sub-account, we will assess the withdrawal charge pro-rata against the amounts remaining within the sub-accounts from which the withdrawal occurred. If the sub-accounts from which the withdrawal occurred do not contain sufficient amounts to satisfy the withdrawal charge, we will assess the deficiency pro-rata against all amounts remaining within the sub-accounts. If a cash withdrawal causes the entire value of the Annuity Account to be withdrawn (i.e., a complete surrender), then we will deduct the withdrawal charge from the amount paid. We will not impose the withdrawal charge on a premium payment you withdraw after the end of the seventh year from the date we accept such premium payment, nor do we impose the withdrawal charge upon payment of the death benefit or upon amounts applied to an Annuity Option.

We may, upon notice to you, modify the withdrawal charges, provided that such modification shall apply only to your Annuity Account established after the effective date of such modification (see "Modification"). For examples of withdrawals, surrenders, withdrawal charges and the Market Value Adjustment, see the SAI.

FREE PARTIAL WITHDRAWAL

During each Contract Year before the Annuity Date you may withdraw a portion of the premium payments you paid without being assessed a withdrawal charge. Your request must be In Writing. This privilege continues until you withdraw all premium payments you paid to the your Annuity Account. You may withdraw up to 15% of the total amount of your premium payments without a withdrawal charge each Contract Year. The amount must be at least $50.

You must specify the sub-accounts from which the amount will be withdrawn. If you do not specify the sub-accounts from which the withdrawal will occur, the Company will withdraw the amount pro-rata from all your sub-accounts.

A Free Partial Withdrawal may have federal income tax consequences. See "Federal Tax Matters."

ANNUITY ACCOUNT FEE

On the last Valuation Date of each calendar year, we deduct an annual policy administration fee, the Annuity Account Fee, on a pro-rata basis from all of your sub-accounts. The Annuity Account Fee equals $35. This fee partially reimburses us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account.

We will pro rate your initial Annuity Account Fee for the calendar year during which you established your Annuity Account, to reflect the shorter initial period. Thereafter, we will assess the full $35 Annuity Account Fee annually. If you surrender the Contract, we will deduct a $35 Annuity Account Fee. On the Annuity Date, we will reduce the account value by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the previous December 31 and the day before the Annuity Date. After the Annuity Date, we will deduct an annual $35 Annuity Account Fee, in approximately equal amounts, from each variable annuity payment you receive during the year. We will not deduct Annuity Account Fee from fixed annuity payments. If applicable state law requires, we will reduce the $35 Annuity Account Fee to a lesser amount. We will waive the annual Annuity Account Fee each year that your account value is at least $100,000 on the last Valuation Date of that year.

ADMINISTRATIVE FEE

On each Valuation Date, we deduct an Administrative Fee from the assets you have in each variable sub-account to partially reimburse us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account. This charge currently has an effective annual rate of 0.10% (equal to a daily rate of 0.000275834% of the assets in each sub-account). There is no necessary relationship between the administrative charges imposed and the amount of expenses that may be attributable to any single Owner's Annuity Account.

PREMIUM TAXES

We will deduct premium tax equivalents (including any related retaliatory taxes), if any, and any other taxes due under the Contract. We currently deduct any such taxes at the time you withdraw or annuitize account value, or any portion thereof, (although the deduction could, in the future, be taken from premium payments). Currently these taxes range from 0% to 3.5% of the amount of premium paid depending upon your state of residence.

We do not currently deduct federal, state or local taxes other than state premium taxes. However, we may charge for such taxes in the future or for other economic burdens resulting from the application of any tax laws that we determine to be attributable to the Contract.

CHARGE FOR MORTALITY AND EXPENSE RISKS

The mortality risk we assume arises from the contractual obligation to continue to make annuity payments to one or more Payees regardless of how long the Annuitant lives and regardless of how long all annuitants as a group live. This assures each annuitant that neither the longevity of fellow annuitants nor an improvement in the life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. We assume this mortality risk by virtue of annuity rates incorporated into the Contract. These rates cannot be changed. We also assume a mortality risk in connection with the death benefits. The expense risk we assumed is the risk that the administrative charges assessed under the Contract may be insufficient to cover the actual total administrative expenses we incur.

For assuming these risks, we deduct a charge from value you have in the Variable Account at the end of each Valuation Period at an effective annual rate of 1.25% (calculated at a daily rate of 0.003447920% of the assets in the Variable
Account). If the deduction is insufficient to cover our actual costs for mortality and expense risks, we will bear the loss. Conversely, if the deduction proves more than sufficient, we will profit from the excess. We expect to realize a profit from this charge. We do not make a deduction for these risks from the fixed account.

We assume the risk that withdrawal charges assessed under the Contract may be insufficient to compensate us for the costs of distributing the Contract. In the event the withdrawal charges prove to be insufficient to cover actual distribution expenses, the deficiency will be met from our general corporate funds, which may include amounts derived from the mortality and expense risk charge.

The Contract provides that we may modify the mortality and expense risk charges; however, such modification shall apply only with respect to Contracts issued after the effective date of such modification.

MARKET VALUE ADJUSTMENT

Any cash withdrawal, surrender or transfer from a fixed sub-account, other than a withdrawal, surrender or transfer at the expiration date of the guaranteed period, will be subject to a Market Value Adjustment. We will apply the Market Value Adjustment to the amount you withdraw or transfer after we deduct any applicable Annuity Account Fee and before we deduct any applicable withdrawal charge.

The Market Value Adjustment generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time you initially allocated an amount to a fixed sub-account's guaranteed period under the Contract and the Index Rate in effect at the time you withdraw or transfer the amount from the fixed sub-account. It also reflects the time remaining in the fixed sub-account's guaranteed period. Generally, if the Index Rate at the time of withdrawal or transfer is more than .50% lower than the Index Rate at the time the premium payment was allocated, then the application of the Market Value Adjustment will result in higher payment upon withdrawal or transfer. Similarly, if the Index Rate at the time of withdrawal or transfer is higher than the Index Rate at the time the premium payment was allocated (or less than 0.50% lower), the application of the Market Value Adjustment will generally result in a lower payment upon withdrawal or transfer.

We apply the following formula to compute the Market Value Adjustment:

                                  (1 + A)N(th)

                                  (1 + B)N(th)

Where:

A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the sub-account's guaranteed period, determined at the beginning of the guaranteed period. We use an Index Rate declared for the Friday occurring within the calendar week which is two weeks earlier than the calendar week during which the guaranteed period begins.

B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the sub-account's guaranteed period, determined at the time of withdrawal or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of the general account assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if we must sell such securities (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative Market Value Adjustment. If Index Rates "A" and "B" are within 0.25% of each other when the Index Rate Factor is determined, no such percentage adjustment to "B" will be made. We use an Index Rate declared for the Friday occurring within the calendar week which is two weeks earlier than the calendar week during which the withdrawal, surrender or transfer occurs.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).

Straight line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Market Value Adjustment.

Waiver of Withdrawal Charge and Market Value Adjustment

Pursuant to the "Contract Endorsement for Waiver of Charges," we will waive any withdrawal charge and Market Value Adjustment prior to the Annuity Date if any Owner (or Annuitant, if the Owner is not a natural person):

  1. is first confined after the Endorsement Effective Date to a Long Term Care Facility or Hospital for at least 90 consecutive days, confinement is prescribed by a Physician and is Medically Necessary, and the request for a withdrawal and adequate written proof of confinement are received by us no later than 120 days after discharge; or

  2. is first diagnosed by a Physician as having a Terminal Illness after the Endorsement Effective Date and we receive a request for a withdrawal and adequate written proof of the diagnosis. We may require a second opinion at our expense by a Physician that we choose.

Please refer to your Contract endorsement for the meaning of, and limitations imposed by, the terms "Hospital," "Long Term Care Facility," "Medically Necessary," "Physician," and "Terminal Illness."

This feature may not be available in all states. Please consult with your representative for further information.

OTHER CONTRACT PROVISIONS
--------------------------------------------------------------------------------

DEFERRAL OF PAYMENT

We may defer the calculation and payment of partial withdrawal and full surrender values, transfers or death benefits from any variable sub-account during any period:

  . when the New York Stock Exchange is closed other than customary week-end and holiday closings; or

  . when trading on the New York Stock Exchange is restricted as the SEC determines; or

  . when an emergency exists as a result of which:

    (a) disposal of securities held by the Fund is not reasonably practicable; or

    (b) it is not reasonably practicable to determine the value of the net assets of the Fund; or

  . when the SEC may by order permit for the protection of security holders.

We may defer the payment or transfer of amounts you withdraw from any fixed sub-account for a period not greater than 6 months from the date we receive written request for such withdrawal or transfer. If payment or transfer is deferred beyond thirty (30) days, we will pay interest of at least 3% per year on amounts so deferred.

In addition, payment of the amount of any withdrawal derived, all or in part, from any premium payment paid to us by check or draft may be postponed until we determine the check or draft has been honored.

DESIGNATION AND CHANGE OF BENEFICIARY

The Beneficiary designated in your Contract Specifications will remain in effect unless you change it. You have the sole right to change any Beneficiary. Subject to the rights of an irrevocable Beneficiary, you may change or revoke your Beneficiary designation at any time while you are living by filing with us a beneficiary designation or revocation in writing. The change or revocation will not be binding upon us until we record it. The change or revocation will take effect as of the date on which you sign the beneficiary designation or revocation, but the change or revocation will be without prejudice to us with regard to any payment we made or any action we took before recording the change or revocation.

You should refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

EXERCISE OF CONTRACT RIGHTS

The Contract shall belong to you. You may expressly reserve all Contract rights and privileges. You may exercise such rights and privileges without the consent of the Beneficiary (other than an irrevocable Beneficiary) or any other person. You may exercise such rights and privileges only during your lifetime and before the Annuity Date, except as otherwise provided in the Contract.

Unless provided otherwise, the Annuitant becomes the Payee on and after the Annuity Date. If the Annuitant predeceases you before the Annuity Date, you become the Annuitant until you designate a new Annuitant in writing. The
Beneficiary becomes the Payee on the death of the Annuitant after the Annuity Date. Such Payees may thereafter exercise such rights and privileges, if any, of ownership which continue.

TRANSFER OF OWNERSHIP

The owner of a Non-Qualified Contract may transfer the ownership of the Contract before the Annuity Date. A transfer of ownership will not be binding upon us until we receive and record written notification. When we record such notification, the change will take effect as of the effective date you specified. The change will be without prejudice to us regarding any payment we made or any action we took before recording the change.

You may not transfer ownership of a Qualified Contract except to:

  . the Annuitant;

  . a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Code;

  . the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
    Section 403(a) of the Code for the benefit of the Annuitant;

  . the trustee of an individual retirement account plan qualified under
    Section 408 of the Code for the benefit of the Owner; or

  . as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued.

Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

A transfer of ownership may have federal income tax consequences. See "Federal Tax Matters".

DEATH OF OWNER

If any Owner of a Non-Qualified Contract dies before the Annuity Date, we must distribute the death benefit payable under the Contract, if any, to the surviving Owner, if any, otherwise the Beneficiary, if then alive, either:

  . within five years after the deceased Owner's date of death; or

  . over some period not greater than the Beneficiary's life or expected life, with annuity payments beginning within one year after the deceased Owner's date of death.

If any Owner is not an individual, a change in or death of any annuitant will be considered the death of an Owner.

The person named as your Beneficiary in the Contract Application shall be considered the designated beneficiary for the purposes of Section 72(s)of the Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose. In all cases, any such designated beneficiary shall not be entitled to exercise any rights prohibited by applicable federal income tax law.

These mandatory distribution requirements may not apply when the Beneficiary is the deceased Owner's spouse, if the spouse elects to continue the Contract in the spouse's own name, as Owner.

If the Payee dies on or after the Annuity Date and before the entire accumulation under such Owner's Annuity Account has been distributed, the remaining portion of such Owner's Annuity Account, if any, must be distributed at least as rapidly as the method of distribution then in effect. Similar rules may apply with respect to Qualified Contract.

VOTING FUND SHARES

We will vote Fund shares held by the variable sub-accounts at the Fund's shareholder meetings, and to the extent required by law, will follow voting instructions received from persons having the right to give voting instructions. You are the person having the right to give voting instructions before the Annuity Date. The number of Fund shares as to which each such person is entitled to give instructions will be determined as of a date not more than 90 days before each such meeting. Before the Annuity Date, we determine the number of Fund shares as to which voting instructions may be given to us by dividing the value of all of the Variable Accumulation Units of the particular sub-account credited to your Annuity Account by the net asset value of one Fund share as of the same date. The Fund is not required to, and does not intend to, hold annual or other regular meetings of shareholders.

If you elect a variable annuity Option, then after the Annuity Date, the Payee has the right to give voting instructions. The number of votes decreases as we make annuity payments and as the Contract reserves decrease. The person's number of votes will be determined by dividing the Contract reserve you allocate to a variable sub-account by the net asset value per share of the corresponding Fund Portfolio. There are no voting rights associated with the fixed account or a fixed annuity before or after the Annuity Date.

We will vote any shares attributable to us, and Fund shares for which we receive no timely voting instructions, in the same proportion as the shares for which we receive instructions. We must receive voting instructions at least one day before the shareholders meeting for them to be considered timely.

Owners participating under Qualified Contracts may be subject to other voting provisions of the particular plan. Individuals who contribute to plans which the Contract funds may be entitled to instruct you as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which you shall follow voting instructions of persons with rights under the plans. If we do not receive voting instructions from any such person with respect to a particular employee's Annuity Account, you may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Neither we, nor the Variable Account, are under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Act. Nor are we under any duty to inquire as to the instructions we receive, or to your authority or the authority of others to instruct the voting of Fund shares. The instructions you give will be valid as they affect the Variable Account, us, and any others having voting instruction rights with respect to the Variable Account, except where we or the Variable Account have actual knowledge to the contrary.

We will provide all Fund proxy material, together with an appropriate form to be used to give voting instructions, to each person we know to have the right to give voting instructions, at least ten days before each meeting of the Fund's shareholders. If the Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund's shares in our own right, we may do so.

Fund shares that we (or our affiliates) hold, in which you or other persons entitled to vote have no beneficial interest, may be voted by the shareholder thereof (us or our affiliates) in its sole discretion.

ADDING, DELETING OR SUBSTITUTING INVESTMENTS

We do not control the Fund and cannot guarantee that it or any of its Portfolios will be available for investment in the future or that it or any Portfolio will accept premium payments or transfers. In the event the Fund or any Portfolio is not available, we reserve the right to make changes in the Variable Account and its investments. We may take reasonable action to secure a comparable or otherwise appropriate funding vehicle, although we are not required to do so and may not actually do so. In the unlikely event that the Fund is not available in the future and a substitute funding vehicle is not obtained, then we may maintain all Annuity Account values in the fixed account. If the Fund or other funding vehicle restricts or refuses to accept transfers or other transactions, then we may change, modify, or revoke transfer privileges under the Contract.

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund that are held by the Variable Account (or any variable sub-account thereof) or that the Variable Account (or any variable sub-account thereof) may purchase. We may eliminate the shares of any of the Fund's Portfolios and substitute shares of another Portfolio or any other investment vehicle of another open-end, registered investment company if:

  . laws or regulations are changed;

  . shares of the Fund or of a Portfolio are no longer available for investment; or

  . we determine that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account.

If any of these events occurs, substitution of any shares attributable to your interest in a variable sub-account of the Variable Account shall occur only after notice and prior approval by the Commission to the extent required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests Owners make. We shall make any appropriate endorsement to the Contract to reflect any substitution pursuant to this provision.

We may establish new sub-accounts when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis we determine. Each additional sub-account will purchase shares in a Portfolio of the Fund or in another mutual fund or investment vehicle. We may also eliminate one or more sub-accounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event we eliminate any sub-account, we will notify you and request a reallocation of the amounts invested in the eliminated sub-account.

CHANGE IN OPERATION OF THE VARIABLE ACCOUNT

At our election, and if we determined that it is in the best interests of persons having voting rights under the Contract, we may operate the Variable Account as a management company under the Act or any other form permitted by law; deregister the Variable Account under the Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combine the Variable Account with one or more other separate accounts. To the extent permitted by applicable law, we also may transfer the assets of the Variable Account associated with the Contract to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

MODIFYING THE CONTRACT

If we modify the Contract we will give notice to you (or the Payees after the Annuity Date). We may modify the Contract if such modification:

  . is necessary to make the Contract or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which we or the Variable Account are subject; or

  . is necessary to attempt to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or

  . is necessary to reflect a change in the operation of the Variable Account or its sub-accounts; or

  . provides additional Variable Account and/or fixed accumulation options.

If we modify the Contract, we may make appropriate endorsement in the Contract.

In addition, upon notice to you, we may modify the Contract to change the withdrawal charges, Annuity Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the Market Value Adjustment. Such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify you of such modification in writing. All of the charges and the annuity tables which are provided in the Contract before any such modification will remain in effect permanently, unless approved by us, with respect to Contracts established before the effective date of such modification.

PERIODIC REPORTS

At least once each calendar year, we will provide you with a report showing the account value at the end of the preceding calendar year, all transactions during the calendar year, the current account value, the number of Accumulation Units in each variable sub-account, the applicable Variable Accumulation Unit Values as of the date of the report and the interest rate credited to the fixed sub-accounts. In addition, each person having voting rights in the Variable Account and a Portfolio or Portfolios will receive such reports as may be required by the 1940 Act and the 1933 Act. We will also send such statements reflecting transactions in the Annuity Account as may be required by applicable laws, rules and regulations.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

TAXATION OF NON-QUALIFIED CONTRACTS

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. The account value immediately before a withdrawal may have to be increased by any positive Market Value Adjustments which result from a withdrawal. There is, however, no definitive guidance on the proper tax treatment of Market Value Adjustments, and you may want to discuss the potential tax consequences of a Market Value Adjustment with your tax adviser. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

  . made on or after the taxpayer reaches age 59 1/2

  . made on or after the death of an Owner;

  . attributable to the taxpayer's becoming disabled; or

  . made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or
(ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Accounts (IRAs), as defined in Sections 219 and 408 of the Code, permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract includes a Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax.

Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

"Eligible  rollover  distributions"  from section  401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

Sagemark Consulting, Inc. ("Sagemark"), formerly known as CIGNA Financial Advisors, Inc., located at 350 Church Street, Hartford, Connecticut 06103, is the principal underwriter and the distributor of the Contract. As of January 1, 1998, Sagemark, formerly a wholly owned subsidiary of CIGNA Corporation, became a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), an Indiana corporation, whose principal businesses are insurance and financial services. Lincoln Life is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana. Sagemark may enter into contracts with various broker-dealers to aid in the distribution of the Contract. The commissions paid to dealers are no greater than 6.75% of premium payments.

HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------

We may from time to time disclose the current annualized yield of the Money Market variable sub-account for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the AIM V.I. Money Market Portfolio or on its portfolio securities. Yield figures will not reflect withdrawal charges or premium taxes. We compute the current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of one variable accumulation unit of the Money Market variable sub-account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

We may also disclose the effective yield of the Money Market variable sub-account for the same 7-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

We may also advertise or disclose the current annualized yield of one or more of the variable sub-accounts of the Variable Account (except the Money Market variable sub-account) for 30-day periods. The annualized yield of a variable sub-account refers to income generated by the variable sub-account over a specific 30-day period. Because the yield is annualized, the yield a variable sub-account generates during the 30-day period is assumed to be generated each 30-day period over a 12-month period. We compute the yield by dividing the net investment income per variable accumulation unit earned during the period by the maximum offering price per unit on the last day of the period. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may be applicable to a particular Contract.

We may also advertise or disclose annual average total returns for one or more variable sub-accounts for various periods of time. The standardized total return of a sub-account refers to return quotations assuming an investment has been held in the variable sub-account for various periods of time including, but not limited to, one year, five years, and ten years (if the variable sub- account has been in operation for those periods), and a period measured from the date the variable sub-account commenced operations. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal (i.e., variable accumulation unit) value, whereas the yield figures will only reflect income. The standardized total return quotations reflect the withdrawal charge, but the standardized yield figures will not.

We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage is assumed to be 0%. We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated assuming that the withdrawal charge is 0%.

We will only advertise non-standard performance data if we also disclose the standard performance data. Performance will vary from time to time and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Current yield is not fixed and varies with changes in investment income and variable accumulation unit values. The Money Market variable sub-account's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in a variable sub-account and a variable sub-account's return are not guaranteed and will fluctuate according to market conditions. And, as noted above, advertised performance data figures will be historical figures for a contract during the Accumulation Period.

We may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

For additional information regarding how we calculate performance data, please refer to the SAI.

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The following tables show the Accumulation Unit Values and the number of Accumulation Units outstanding for each of the nine sub-accounts available under the Contract. During 1995, the Variable Account changed its fiscal year end from January 31 to December 31, effective in the year beginning January 1, 1996. Accordingly, the information which follows includes the eleven months transition period ended December 31, 1995.

                     AIM V.I. Aggressive Growth Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................          $--                     --

                          AIM V.I. Balanced Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................          $--                     --

                         AIM V.I. Blue Chip Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................          $--                     --

                   AIM V.I. Capital Appreciation Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................         $34.720               11,571,957
   12/31/98......................         $24.337               14,259,245
   12/31/97......................         $20.678               16,027,198
   12/31/96......................         $18.467               16,934,302
   12/31/95......................         $15.924               13,216,713
    1/31/95......................         $11.736                7,513,807
    1/31/94......................         $12.380
                                                                ----------

                    AIM V.I. Capital Development Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................          $--                     --

                  AIM V.I. Dent Demographic Trends Sub-acount


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................           $--                     --

                    AIM V.I. Diversified Income Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................         $13.430               3,524,878
   12/31/98......................         $13.885               4,464,714
   12/31/97......................         $13.588               4,695,148
   12/31/96......................         $12.591               4,290,852
   12/31/95......................         $11.585               3,747,828
    1/31/95......................         $ 9.931               2,442,031
    1/31/94......................         $10.749
                                                                ---------

                      AIM V.I. Global Utilities Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................         $25.120                789,220
   12/31/98......................         $19.066                850,446
   12/31/97......................         $16.591                921,883
   12/31/96......................         $13.826                796,782
   12/31/95......................         $12.508                571,320
    1/31/95......................         $10.235                190,264
    1/31/94......................         $   --
                                                                 -------

                   AIM V.I. Government Securities Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................         $12.240               1,745,100
   12/31/98......................         $12.575               2,172,332
   12/31/97......................         $11.832               1,926,036
   12/31/96......................         $11.089               1,864,171
   12/31/95......................         $10.991               1,672,986
    1/31/95......................         $ 9.775               1,214,456
    1/31/94......................         $10.260
                                                                ---------

                           AIM V.I. Growth Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................         $35.970               8,060,152
   12/31/98......................         $26.960               9,036,202
   12/31/97......................         $20.376               9,603,064
   12/31/96......................         $16.281               9,484,547
   12/31/95......................         $13.978               7,342,011
    1/31/95......................         $10.491               4,337,355
    1/31/94......................         $11.448
                                                                ---------

                     AIM V.I. Growth and Income Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................         $32.760               6,002,927
   12/31/98......................         $24.739               6,735,903
   12/31/97......................         $19.639               7,046,189
   12/31/96......................         $15.835               5,709,782
   12/31/95......................         $13.385               2,779,812
    1/31/95......................         $10.216                 622,513
    1/31/94......................         $   --
                                                                ---------

                         AIM V.I. High Yield Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................          $--                     --

                   AIM V.I. International Equity Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................         $28.640               6,796,498
   12/31/98......................         $18.723               8,137,165
   12/31/97......................         $16.434               9,290,316
   12/31/96......................         $15.578               9,121,429
   12/31/95......................         $13.156               6,249,610
    1/31/95......................         $10.738               5,124,627
    1/31/94......................         $12.296
                                                                ---------

                        AIM V.I. Money Market Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................         $12.390               3,917,971
   12/31/98......................         $11.994               3,737,115
   12/31/97......................         $11.571               3,829,515
   12/31/96......................         $11.156               4,855,567
   12/31/95......................         $10.775               6,071,486
    1/31/95......................         $10.378               2,979,228
    1/31/94......................         $10.084
                                                                ---------

             AIM V.I. Telecommunications and Technology Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................          $--                     --

                           AIM V.I. Value Sub-account


                                  Accumulation Unit Value Number of Accumulation
                                      at End of Year       Units at End of Year
                                  ----------------------- ----------------------
   12/31/99......................         $35.930               15,219,966
   12/31/98......................         $28.037               17,453,096
   12/31/97......................         $21.464               18,682,024
   12/31/96......................         $17.591               18,443,298
   12/31/95......................         $15.505               16,590,052
    1/31/95......................         $11.522                9,479,495
    1/31/94......................         $11.922
                                                                ----------

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The  following  is the  Table  of  Contents  for  the  Statement  of  Additional
Information:

                                TABLE OF CONTENTS


                                                                            Page

                                                                            ----
The Contracts--General Provisions..........................................   1
  The Contracts............................................................   1
  Loans....................................................................   1
  Non-Participating Contracts..............................................   1
  Misstatement of Age......................................................   1
  Assignment...............................................................   1
  Evidence of Survival.....................................................   1
  Endorsement of Annuity Payments..........................................   1
Tax Status of the Contracts................................................   2
  Diversification Requirements.............................................   2
  Owner Control............................................................   2
  Required Distributions...................................................   2
  Taxation of the Company..................................................   2
Investment Experience......................................................   3
Variable Accumulation Unit Value and Variable Accumulation Value...........   3
Net Investment Factor......................................................   3
Sample Calculations and Tables.............................................   4
  Variable Account Calculations............................................   4
  Fixed Account Calculation--Withdrawal Charge and Market Value............   4
Adjustment Tables..........................................................   5
    Sample Calculations for Male Age 35 at Issue...........................   5
State Regulation of the Company............................................   6
Administration.............................................................   6
Distribution of the Contracts..............................................   6
Custody of Assets..........................................................   7
Historical Performance Data................................................   7
  Money Market Variable Sub-account Yield..................................   7
  Other Variable Sub-account Yields........................................   8
  Standard Variable Sub-account Total Returns..............................   8
  Non-Standard Variable Sub-account Total Returns..........................   9
  Adjusted Historical Portfolio Performance................................   9
Legal Matters..............................................................  10
Legal Proceedings..........................................................  10
Experts....................................................................  10
Financial Statements.......................................................  11

                                    --------------------------------------------
                                    CG VARIABLE ANNUITY

                                    SEPARATE ACCOUNT

                                    FINANCIAL STATEMENTS AS OF DECEMBER 31, 1999
                                    AND FOR THE PERIODS ENDED DECEMBER 31, 1999
                                    AND DECEMBER 31, 1998, AND INDEPENDENT
                                    AUDITORS' REPORTS

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Allstate Life Insurance Company and Contractholders of CG Variable Annuity Separate Account:

We have audited the accompanying statement of net assets of CG Variable Annuity Separate Account as of December 31, 1999 (including the assets of each of the individual sub-accounts which comprise the Account as disclosed in Note 1), and the related statements of operations and changes in net assets for the year then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the account custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of CG Variable Annuity Separate Account as of December 31, 1999 (including the assets of each of the individual sub-accounts which comprise the Account), and the results of operations for each of the individual sub-accounts and the changes in their net assets for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 27, 2000

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance Company
 and
Contract Owners of CG Variable Annuity Separate Account

We have audited the accompanying statement of changes in net assets of CG Variable Annuity Separate Account ("Variable Account") (comprised of the AIM V.I. Capital Appreciation, AIM V.I. Diversified Income, AIM V.I. Global Utilities, AIM V.I. Government Securities, AIM V.I. Growth, AIM V.I. Growth and Income, AIM V.I. International Equity, AIM V.I. Money Market, AIM V.I. Value subaccounts) for the year ended December 31, 1998. This financial statement is the responsibility of the Variable Account's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the CG Variable Annuity Separate Account for the year ended December 31, 1998, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
April 2, 1999

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 1999
----------------------------------------------------------------------------------------------------------
ASSETS
Allocation to Sub-Accounts investing in the AIM Variable Insurance Funds:
      Capital Appreciation, 11,292,375 shares (cost $175,373,962)                        $  401,782,119
      Diversified Income, 4,707,214 shares (cost $48,853,414)                                47,355,223
      Global Utilities, 869,570 shares (cost $11,508,453)                                    19,826,180
      Government Securities, 2,009,345 shares (cost $21,401,418)                             21,359,351
      Growth, 8,989,411 shares (cost $137,041,499)                                          289,908,045
      Growth and Income, 6,225,830 shares (cost $91,747,626)                                196,673,688
      International Equity, 6,645,341 shares (cost $94,435,268)                             194,641,756
      Money Market, 48,529,267 shares (cost $48,529,267)                                     48,529,267
      Value, 16,322,977 shares (cost $245,821,589)                                          546,818,920
                                                                                       ----------------
           Total Assets                                                                   1,766,894,549
                                                                                       ================


















See notes to financial statements

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------


                                                                       AIM Variable Insurance Funds Sub-Accounts
                                                       ----------------------------------------------------------------------------


                                                                          For the Year Ended December 31, 1999
                                                       ----------------------------------------------------------------------------

                                                          Capital      Diversified       Global       Government
                                                        Appreciation     Income         Utilities     Securities         Growth
                                                       -------------  -------------   -------------  -------------    -------------
INVESTMENT INCOME
Dividends                                              $   8,620,209   $  3,018,516     $   308,559     $  677,209      $10,343,556
Charges from Connecticut General Life Insurance
   Company
   Mortality and expense risk                             (4,466,474)      (727,945)       (230,504)      (323,033)      (3,448,642)
                                                       -------------  -------------   -------------  -------------    -------------
      Net investment income (loss)                         4,153,735      2,290,571          78,055        354,176        6,894,914
                                                       -------------  -------------   -------------  -------------    -------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
   Proceeds from sales                                    88,123,727     19,317,125       3,716,792     10,097,459       46,064,872
   Cost of investments sold                               53,404,718     18,507,326       2,550,171      9,578,935       25,756,015
                                                       -------------  -------------   -------------  -------------    -------------
      Net realized gains (losses)                         34,719,009        809,799       1,166,621        518,524       20,308,857
                                                       -------------  -------------   -------------  -------------    -------------
Change in unrealized gains (losses)                       84,979,856     (4,912,266)      3,653,909     (1,659,421)      48,298,080
                                                       -------------  -------------   -------------  -------------    -------------
      Net gains (losses) on investments                  119,698,865     (4,102,467)      4,820,530     (1,140,897)      68,606,937
                                                       -------------  -------------   -------------  -------------    -------------

CHANGE IN NET ASSETS
   RESULTING FROM OPERATIONS                           $ 123,852,600   $ (1,811,896)    $ 4,898,585     $ (786,721)     $75,501,851
                                                       =============  =============   =============  =============    =============





See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------


                                                                AIM Variable Insurance Funds Sub-Accounts
                                                       -----------------------------------------------------------


                                                                   For the Year Ended December 31, 1999
                                                       -----------------------------------------------------------

                                                           Growth     International      Money
                                                         and Income      Equity          Market         Value
                                                       -------------  -------------   -------------  -------------
INVESTMENT INCOME
Dividends                                                $ 1,634,495   $  6,477,816     $ 2,307,247  $   9,206,966
Charges from Connecticut General Life Insurance
   Company
   Mortality and expense risk                             (2,359,413)    (2,017,750)       (675,614)    (6,883,729)
                                                       -------------  -------------   -------------  -------------
      Net investment income (loss)                          (724,918)     4,460,066       1,631,633      2,323,237
                                                       -------------  -------------   -------------  -------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
   Proceeds from sales                                    32,366,014     38,011,154      49,907,019     92,280,655
   Cost of investments sold                               18,652,509     25,062,175      49,907,019     50,124,230
                                                       -------------  -------------   -------------  -------------
      Net realized gains (losses)                         13,713,505     12,948,979               -     42,156,425
                                                       -------------  -------------   -------------  -------------
Change in unrealized gains (losses)                       37,214,762     51,632,116               -     83,245,135
                                                       -------------  -------------   -------------  -------------
      Net gains (losses) on investments                   50,928,267     64,581,095               -    125,401,560
                                                       -------------  -------------   -------------  -------------

CHANGE IN NET ASSETS
   RESULTING FROM OPERATIONS                             $50,203,349   $ 69,041,161     $ 1,631,633  $ 127,724,797
                                                       =============  =============   =============  =============





See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------


                                                                    AIM Variable Insurance Funds Sub-Accounts
                                              -----------------------------------------------------------------------------------

                                                 Capital Appreciation         Diversified Income           Global Utilities
                                              --------------------------- --------------------------- ---------------------------

                                                  1999          1998          1999         1998           1999          1998
                                              ------------- ------------- ------------- ------------- ------------- -------------
FROM OPERATIONS
Net investment income (loss)                  $   4,153,735 $   4,840,796 $   2,290,571  $  3,139,306  $     78,055  $    159,429
Net realized gains (losses)                      34,719,009    21,973,089       809,799     1,873,511     1,166,621     1,322,170
Change in unrealized gains (losses)              84,979,856    26,522,568    (4,912,266)   (3,580,234)    3,653,909       689,626
                                              ------------- ------------- ------------- ------------- ------------- -------------

Change in net assets resulting from operations  123,852,600    53,336,453    (1,811,896)    1,432,583     4,898,585     2,171,225
                                              ------------- ------------- ------------- ------------- ------------- -------------
FROM CAPITAL TRANSACTIONS
Deposits                                          2,431,546     6,622,951       901,759     2,575,258        66,713       722,067
Benefit payments and withdrawals                (47,803,218)  (31,097,125)   (7,866,548)   (6,231,656)   (2,427,453)   (1,239,604)
Transfers among the sub-accounts
    and with the Fixed Account - net            (23,727,110)  (13,321,565)   (5,859,429)      342,581     1,073,952      (772,360)
                                              ------------- ------------- ------------- ------------- ------------- -------------
Change in net assets resulting
    from capital transactions                   (69,098,782)  (37,795,739)  (12,824,218)   (3,313,817)   (1,286,788)   (1,289,897)
                                              ------------- ------------- ------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS                54,753,818    15,540,714   (14,636,114)   (1,881,234)    3,611,797       881,328

NET ASSETS AT BEGINNING OF PERIOD               347,028,301   331,487,587    61,991,337    63,872,571    16,214,383    15,333,055
                                              ------------- ------------- ------------- ------------- ------------- -------------
NET ASSETS AT END OF PERIOD                   $ 401,782,119 $ 347,028,301 $  47,355,223  $ 61,991,337  $ 19,826,180  $ 16,214,383
                                              ============= ============= ============= ============= ============= =============






See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------


                                                                    AIM Variable Insurance Funds Sub-Accounts
                                              -----------------------------------------------------------------------------------


                                                  Government Securities            Growth                 Growth and Income
                                              --------------------------- --------------------------- ---------------------------

                                                  1999          1998          1999          1998          1999          1998
                                              ------------- ------------- ------------- ------------- ------------- -------------
FROM OPERATIONS
Net investment income (loss)                  $     354,176  $    458,428  $  6,894,914  $ 12,438,264  $   (724,918) $    250,480
Net realized gains (losses)                         518,524       655,405    20,308,857    10,024,346    13,713,505     7,016,146
Change in unrealized gains (losses)              (1,659,421)      340,677    48,298,080    37,942,473    37,214,762    27,560,775
                                              ------------- ------------- ------------- ------------- ------------- -------------

Change in net assets resulting from operations     (786,721)    1,454,510    75,501,851    60,405,083    50,203,349    34,827,401
                                              ------------- ------------- ------------- ------------- ------------- -------------
FROM CAPITAL TRANSACTIONS
Deposits                                            333,235       851,929     2,090,037     5,635,643     1,427,255     6,571,206
Benefit payments and withdrawals                 (5,682,942)   (3,021,136)  (34,659,581)  (20,522,678)  (22,166,346)  (17,333,660)
Transfers among the sub-accounts
    and with the Fixed Account - net                179,734     5,242,249     3,357,321     2,375,383       572,737     4,155,669
                                              ------------- ------------- ------------- ------------- ------------- -------------
Change in net assets resulting
    from capital transactions                    (5,169,973)    3,073,042   (29,212,223)  (12,511,652)  (20,166,354)   (6,606,785)
                                              ------------- ------------- ------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS                (5,956,694)    4,527,552    46,289,628    47,893,431    30,036,995    28,220,616

NET ASSETS AT BEGINNING OF PERIOD                27,316,045    22,788,493   243,618,417   195,724,986   166,636,693   138,416,077
                                              ------------- ------------- ------------- ------------- ------------- -------------
NET ASSETS AT END OF PERIOD                   $  21,359,351  $ 27,316,045  $289,908,045  $243,618,417  $196,673,688  $166,636,693
                                              ============= ============= ============= ============= ============= =============






See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------


                                                                 AIM Variable Insurance Funds Sub-Accounts
                                              -----------------------------------------------------------------------------------

                                                  International Equity           Money Market                  Value
                                              --------------------------- --------------------------- ---------------------------
                                                  1999          1998          1999          1998          1999          1998
                                              ------------- ------------- ------------- ------------- ------------- -------------
FROM OPERATIONS
Net investment income (loss)                  $   4,460,066  $   (929,425) $  1,631,633   $ 1,645,330  $  2,323,237  $ 16,522,025
Net realized gains (losses)                      12,948,979     9,483,442             -             -    42,156,425    17,343,105
Change in unrealized gains (losses)              51,632,116    11,064,361             -             -    83,245,135    82,893,346
                                              ------------- ------------- ------------- ------------- ------------- -------------

Change in net assets resulting from operations   69,041,161    19,618,378     1,631,633     1,645,330   127,724,797   116,758,476
                                              ------------- ------------- ------------- ------------- ------------- -------------
FROM CAPITAL TRANSACTIONS
Deposits                                          1,267,151     2,843,179       712,067     6,021,063     4,014,717    11,150,776
Benefit payments and withdrawals                (20,456,881)  (10,969,937)  (32,268,982)  (22,861,741)  (71,967,283)  (38,935,120)
Transfers among the sub-accounts
    and with the Fixed Account - net             (7,563,407)  (11,933,394)   33,632,508    15,706,874    (2,280,086)     (768,244)
                                              ------------- ------------- ------------- ------------- ------------- -------------
Change in net assets resulting
    from capital transactions                   (26,753,137)  (20,060,152)    2,075,593    (1,133,804)  (70,232,652)  (28,552,588)
                                              ------------- ------------- ------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS                42,288,024      (441,774)    3,707,226       511,526    57,492,145    88,205,888

NET ASSETS AT BEGINNING OF PERIOD               152,353,732   152,795,506    44,822,041    44,310,515   489,326,775   401,120,887
                                              ------------- ------------- ------------- ------------- ------------- -------------
NET ASSETS AT END OF PERIOD                   $ 194,641,756  $152,353,732  $ 48,529,267   $44,822,041  $546,818,920  $489,326,775
                                              ============= ============= ============= ============= ============= =============





See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1.   ORGANIZATION

     CG Variable Annuity Separate Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Connecticut General Life Insurance Company ("CG Life"). The assets of the Account are legally segregated from those of CG Life.

     Effective January 1, 1998, CG Life contracted the administrative servicing obligations of its individual variable annuity business to the Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York ("Lincoln Companies"). Effective September 1, 1998, the Lincoln Companies subcontracted the administrative servicing obligations of the variable annuity business included in the Account to Allstate Life Insurance Company ("Allstate Life") and Allstate Life Insurance Company of New York ("Allstate New York"). Although CG Life is responsible for all policy terms and conditions, Allstate Life and Allstate New York are responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration. These services were transitioned from the Lincoln Companies on April 12, 1999.

     CG Life issues the AIM/CIGNA Heritage Variable Annuity, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein CG Life contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, the contractholders bear the investment risk that the sub-accounts may not meet their stated objectives. The sub-accounts invest in the following underlying mutual fund portfolios of the AIM Variable Insurance Funds (the "Funds").

          Capital Appreciation                    Growth and Income
          Diversified Income                      International Equity
          Global Utilities                        Money Market
          Government Securities                   Value
          Growth

     CG Life provides insurance and administrative services to the contractholders for a fee. CG Life also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. CG Life has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     VALUATION OF INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices at December 31, 1999.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of portfolio shares by the Account and the cost of such shares, which is determined on a weighted average basis.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of CG Life. CG Life is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


3.   EXPENSES

     ADMINISTRATIVE EXPENSE CHARGE - CG Life deducts administrative expense charges daily at a rate equal to .10% per annum of the average daily net assets of the Account.

     ANNUITY ACCOUNT FEE - CG Life deducts an annual maintenance charge of $35 on the last valuation date of each calendar year. This charge will be waived if total deposits are $100,000 or more on the last valuation date of that year.

     MORTALITY AND EXPENSE RISK CHARGE - CG Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 1.25% per annum of the daily net assets of the Account. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract.


4.   UNITS OUTSTANDING AND ACCUMULATION UNIT VALUES

     (Units in whole amounts)

                                                           Units Outstanding      Accumulation Unit Value
                                                           December 31, 1999         December 31, 1999
                                                           -----------------         -----------------
     Investments in the AIM Variable Insurance
      Funds Sub-Accounts:
        Capital Appreciation                                      11,571,957       $      34.72
        Diversified Income                                         3,524,878              13.43
        Global Utilities                                             789,220              25.12
        Government Securities                                      1,745,100              12.24
        Growth                                                     8,060,152              35.97
        Growth and Income                                          6,002,927              32.76
        International Equity                                       6,796,498              28.64
        Money Market                                               3,917,971              12.39
        Value                                                     15,219,966              35.93